SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934

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Filed by a Party other than the Registrant [  ]
Check the appropriate box:
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  14a-6(e)(2))
  [ ]     Definitive Proxy Statement
  [ ]     Definitive Additional Materials
  [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or  Section
  240.14a-12

          ADVANCED OXYGEN TECHNOLOGIES, INC.
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   (Name of Registrant as Specified in its Charter)
   ------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          ADVANCED OXYGEN TECHNOLOGIES, INC.
     26883 Ruether Avenue, Santa Clarita, CA 91351

           NOTICE OF ADOPTION OF AMENDMENTS:
                 INFORMATION STATEMENT

To the Shareholders of  Advanced Oxygen Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the Board of Directors and persons owning 64.7%, or 19,180,500 shares of common stock of Advanced Oxygen Technologies, Inc. have elected to adopt the following proposals:

Proposal 1.   To amend and restate the Company's Restated Articles of
Incorporation to increase the Company's authorized Common Shares from 30,000,000 to 90,000,000 shares.

Proposal 2.  To change the Company?s auditors.

Proposal 3.  To change the Company?s name.

Your attention is called to the attached Information Statement. A copy of the Annual Report of the Company for the fiscal year ended June 30, 1999 which accompanies this notice.

By order of the Board of Directors


/s/Robert E. Wolfe/s/
Robert E. Wolfe
President and Chief Executive Officer


/s/Joseph N. Noll/s/
Joseph N. Noll
Secretary
New York, New York

April 4, 2000
Advanced Oxygen Technologies, Inc.
26883 Ruether Avenue
Santa Clarita, CA 91351
                 INFORMATION STATEMENT

           MEETING OF THE BOARD OF DIRECTORS
                    APRIL 18, 2000

GENERAL INFORMATION   . . . . . . . . . . . . . . . . . .5
 SOLICITATION        . . . . . . . . . . . . . . . . . . 6
VOTING SECURITIES AND PRINCIPAL HOLDERS   . . . . . . . .6
 VOTING RIGHTS AND OUTSTANDING SHARES        . . . . . . 6
 PRINCIPAL HOLDERS OF THE COMPANY'S VOTING SECURITIES   .6
BIOGRAPHICAL INFORMATION    . . . . . . . . . . . . . . .7
 THE PATENT SALE AND CESSATION OF BUSINESS         . . . 7
 CONTINGENT PLAN OF LIQUIDATION        . . . . . . . . . 9
 STOCK ACQUISITION AGREEMENT, 12/18/97         . . . . .11
 PURCHASE AGREEMENT, 12/18/97        . . . . . . . . . .11
 WAIVER AGREEMENT, 12/18/97        . . . . . . . . . . .12
 CHANGE OF DIRECTORS         . . . . . . . . . . . . . .12
 TRUST AGREEMENT, 12/18/97         . . . . . . . . . . .13
ACQUISITION OR DISPOSITION OF ASSETS, MARCH 09,1998   . 13
 TEUBER EMPLOYMENT AGREEMENT TERMINATION         . . . .13
 SET OFF OF PROMISSORY NOTE, 9/4/98        . . . . . . .13
 GAYLORD EMPLOYMENT AGREEMENT TERMINATION        . . . .14
 CALIFORNIA FACILITIES, 9/30/98        . . . . . . . . .14
 DEMAND FOR INDEMNIFICATION, 12/9/98         . . . . . .14
 PURCHASE AGREEMENT OF 1/29/99         . . . . . . . . .14
 EMPLOYEES         . . . . . . . . . . . . . . . . . . .15
ITEM 2.  DESCRIPTION OF PROPERTY                        15
ITEM 3.  LEGAL PROCEEDINGS                              15
ITEM 4.  SUBMISSION OF MATTERS TO
VOTE,  SECURITY HOLDERS. . . . .  . . . . . . . . . . . 17
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS   . . 17
EXECUTIVE COMPENSATION    . . . . . . . . . . . . . . . 18
 SUMMARY COMPENSATION TABLE        . . . . . . . . . . .18
 STOCK OPTIONS.        . . . . . . . . . . . . . . . . .18
PERFORMANCE GRAPH   . . . . . . . . . . . . . . . . . . 19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE19 PROPOSAL I APPROVAL OF AMENDMENT TO ARTICLES OF
INCORPORATION TO INCREASE AUTHORIZED COMMON SHARES    . 21
 GENERAL         . . . . . . . . . . . . . . . . . . . .21
 PURPOSES OF THE AMENDMENT         . . . . . . . . . . .21
 VOTE REQUIRED         . . . . . . . . . . . . . . . . .21
PROPOSAL II   APPROVAL TO CHANGE AUDITORS   . . . . . . 22
 INDEPENDENT ACCOUNTANTS         . . . . . . . . . . . .22
PROPOSAL III  NAME CHANGE   . . . . . . . . . . . . . . 22
 PURPOSES OF THE AMENDMENT         . . . . . . . . . . .23
BOARD OF DIRECTORS PROXY  FOR ANNUAL MEETING APRIL 18, 200024
 THE VOTING PAGE FOR ADVANCED OXYGEN TECHNOLOGIES, INC .25
RESTATED ARTICLES OF INCORPORATION    . . . . . . . . . 26
FORM 10-KSB   . . . . . . . . . . . . . . . . . . . . . 29



                  GENERAL INFORMATION

THIS INFORMATION STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ADVANCED OXYGEN TECHNOLOGIES, INC. (THE "COMPANY") FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE. THE MAILING OF THIS INFORMATION STATEMENT WILL TAKE PLACE ON OR ABOUT FEBRUARY 16, 1998.

SOLICITATION

THE COMPANY WILL BEAR THE ENTIRE COST OF SOLICITATION OF NOTICES IN THE ENCLOSED FORM, INCLUDING THE PREPARATION, ASSEMBLY, PRINTING AND MAILING OF THIS INFORMATION STATEMENT, THE ACCOMPANYING MATERIAL AND ANY ADDITIONAL INFORMATION FURNISHED TO SHAREHOLDERS. NO ADDITIONAL COMPENSATION WILL
BE PAID TO DIRECTORS, OFFICERS OR OTHER REGULAR EMPLOYEES FOR SUCH SERVICES. BROKERS, NOMINEES AND OTHER SIMILAR RECORD HOLDERS WILL BE REQUESTED TO FORWARD SOLICITING MATERIAL
AND WILL BE REIMBURSED BY THE COMPANY UPON REQUEST FOR THEIR OUT-OF-POCKET EXPENSES.

VOTING SECURITIES AND PRINCIPAL HOLDERS

VOTING RIGHTS AND OUTSTANDING SHARES

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON
FEBRUARY 16, 2000 WILL BE ENTITLED TO NOTICE OF, AND, EFFECTED BY
THIS NOTICE. AS OF THE CLOSE OF BUSINESS ON FEBRUARY 16, 2000, THE COMPANY HAD 29,640,252 OUTSTANDING COMMON SHARES, $0.01 PAR
VALUE ("COMMON SHARES?), THE ONLY CLASS OF STOCK
OUTSTANDING AND ENTITLED TO VOTE.

EACH COMMON SHARE IS ENTITLED TO ONE VOTE ON EACH
MATTER SUBMITTED IN THIS NOTICE. THE PRESENCE, IN
PERSON OR BY PROXY, OF THE HOLDERS OF RECORD OF A
MAJORITY OF THE OUTSTANDING COMMON SHARES
ENTITLED TO VOTE, OR 19,180,500 SHARES, HAS VOTED TO
ADOPT ALL THE PROPOSALS IN THIS INFORMATION
STATEMENT, WHICH WAS NECESSARY TO CONSTITUTE A
QUORUM FOR THE TRANSACTION OF BUSINESS AS DESCRIBED
HEREIN.

PRINCIPAL HOLDERS OF THE COMPANY'S VOTING
SECURITIES

AS OF FEBRUARY 16, 2000, CROSSLAND LTD. (BELIZE),
CROSSLAND LTD., AND EASTERN STAR, LTD. HAVE MORE
THAN 5% OF THE COMPANY?S COMMON SHARES.  CROSSLAND
LTD., (BELIZE) HAS THE HIGHEST PERCENTAGE WHICH IS
21.30%.  CROSSLAND LTD., AND EASTERN STAR, LTD.,. HAVE
THE SAME PERCENTAGE OF COMMON SHARES WHICH IS
20.03%.  ROBERT E. WOLFE HAS A 0.017% OF THE COMPANY?S
COMMON SHARES.  EACH OF THE ABOVE PRINCIPAL HOLDERS
HAS VOTED, AND TENDERED THEIR EXECUTED VOTE TO THE
COMPANY IN FAVOR OF ALL OF THE PROPOSALS IN THIS
INFORMATION STATEMENT.


BIOGRAPHICAL INFORMATION

THE PATENT SALE AND CESSATION OF BUSINESS

ADVANCED OXYGEN TECHNOLOGIES, INC. ("ADVANCED
OXYGEN TECHNOLOGIES", "AOT" OR THE "COMPANY"),
INCORPORATED IN DELAWARE IN 1981 UNDER THE NAME
AQUANAUTICS CORPORATION, WAS, FROM 1985 UNTIL MAY
1995, A DEVELOPMENT STAGE SPECIALTY MATERIALS
COMPANY PRODUCING NEW OXYGEN CONTROL
TECHNOLOGIES.  ON MAY 1, 1995, THE COMPANY SOLD ITS
PATENTS, AND ALL RELATED TECHNOLOGY AND
INTELLECTUAL PROPERTY RIGHTS (COLLECTIVELY THE
"PATENTS RIGHTS") TO W. R. GRACE & CO. CONN., A
CONNECTICUT CORPORATION ("GRACE").  THE PRICE FOR
THE PATENTS RIGHTS WAS $335,000, IN CASH, AND A ROYALTY
AS DESCRIBED BELOW.  OF THE CASH, $100,000 WAS PAID TO
THE COMPANY PRIOR TO THE CLOSING AND USED TO COVER
THE PATENT SALE'S TRANSACTIONAL COSTS AND TO
PRESERVE THE PATENT RIGHTS.  THE REMAINING $235,000
WAS PAID AT THE CLOSING OF THE SALE OF THE PATENT
RIGHTS (THE "PATENT SALE").

IN ADDITION TO THE $335,000, THE COMPANY IS TO RECEIVE A
ROYALTY UNTIL APRIL 30, 2007 OF TWO PERCENT (2%) OF THE
NET SALES PRICE OF (A) ALL PRODUCTS SOLD BY GRACE THAT
INCLUDE AS A COMPONENT, MATERIAL THAT ABSORBS, BARS,
CLIMINATES, EXTRACTS AND/OR CONCENTRATES OXYGEN
THAT, BUT FOR THE PURCHASE OF THE PATENTS RIGHTS,
WOULD FRINGE THE PATENTS RIGHTS, AND (B) ANY MIXTURE
OR COMPOUND (OTHER THAN A FINISHED PRODUCT) WHICH
INCLUDES AS A COMPONENT MATERIAL THAT ABSORBS,
BARS, CLIMINATES, EXTRACTS AND/OR CONCENTRATES
OXYGEN THAT, BUT FOR THE PURCHASE OF THE PATENT
RIGHTS, WOULD INFRINGE THE PATENT RIGHTS.  IF GRACE
LICENSES THE PATENT RIGHTS DURING THE FIRST THREE
YEARS AFTER THE CLOSING TO A THIRD PARTY (OTHER THAN
A GRACE AFFILIATE), THE COMPANY WILL RECEIVE 50% OF
THE ROYALTIES RECEIVED BY GRACE FORM SUCH THIRD
PARTY BUT WILL NOT RECEIVE THE 2% ROYALTY ON EITHER
PRODUCTS OR MATERIAL SOLD BY OR TO THAT THIRD PARTY.

THE COMPANY HAS AGREED TO INDEMNIFY GRACE FOR ANY
OUT OF  POCKET COSTS INCURRED BECAUSE OF CLAIMS,
LITIGATION, ARBITRATION OR OTHER PROCEEDINGS (A)
RELATING TO THE VALIDITY OR OWNERSHIP OF THE PATENT
RIGHTS, (B) ANY INFRINGEMENT BY THE PATENT RIGHTS OF
ANY OTHER PATENT OR TRADEMARK OWNED BY A THIRD
PARTY, (C) ANY BREACH BY COMPANY OF ITS
REPRESENTATIONS, WARRANTIES, COVENANTS IN THE
PURCHASE AGREEMENT OR (D) ARISING FROM ANY STATE OF
AFFAIRS EXISTING AT CLOSING WHICH WAS NOT DISCLOSED
BY THE COMPANY TO GRACE.  IF IN ANY ONE YEAR GRACE
INCURS COSTS COVERED BY THIS INDEMNITY, THE
INDEMNITY IS FOR ALL SUCH COSTS UP TO $75,000 AND FOR
50% OF SUCH COSTS OVER $75,000.  AMOUNTS DUE GRACE
UNDER THE INDEMNITY WOULD BE PAID BY WITHHOLDING
ROYALTIES FORM COMPANY.

IN AUGUST 1994, IN ORDER TO RETAIN SENIOR MANAGEMENT,
THE COMPANY AGREED TO PAY MR. KOPETZ, MS. CASTLE,
AND DAVID OVERMYER, THE COMPANY'S THEN CONTROLLER,
A BONUS IF THE COMPANY SUCCESSFULLY COMPLETED A
SALE OF THE COMPANY OR ITS TECHNOLOGY BY MAY 31, 1995.
THE BONUS WAS EQUAL TO 5% OF THE FIRST MILLION
DOLLARS OF THE GROSS PROCEEDS FROM SUCH SALE, 4% OF
THE NEXT MILLION DOLLARS OF SUCH GROSS PROCEEDS, 3%
OF THE THIRD MILLION, 2% OF THE FOURTH MILLION AND 1%
OF ALL AMOUNTS RECEIVED FROM THE SALE OF OVER $4
MILLION.  THIS BONUS WAS SHARED EQUALLY BY MR.
KOPETZ, MS. CASTLE, AND DAVID OVERMYER.  UPON THE
CLOSING, THEY RECEIVED AN AGGREGATE OF $16,750, OR
$5,583.33 EACH.

IN ADDITION, CERTAIN OF THE DIRECTORS ADVANCED
$275,000 TO THE COMPANY IN AUGUST 1994 (THE "DIRECTORS
LOANS").   NONE OF THESE ADVANCES HAS BEEN REPAID.
THEY WILL BE REPAID FROM THE ROYALTIES, IF ANY.

THE PATENT SALE MAY NOT NECESSARILY RESULT IN THE
DISSOLUTION AND LIQUIDATION OF THE COMPANY.  SINCE
THE PATENT SALE, THE BOARD CONTINUED TO EXPLORE THE
POSSIBILITY OF DERIVING VALUE FROM THE COMPANY'S
TWO REMAINING NON-CONTINGENT ASSETS, ITS PUBLICLY
HELD CORPORATE SHELL AND ITS NET OPERATING LOSS
CARRY FORWARDS.  UNLESS THAT IS ACCOMPLISHED, THE
COMPANY MAY HAVE TO BE DISSOLVED AND LIQUIDATED.
THE BOARD MAY DECIDE IN THAT CONNECTION, OR
ALTERNATIVELY, THAT IT IS IN THE BEST INTERESTS OF THE
STOCKHOLDERS TO ASSIGN THE POTENTIAL (OR ACTUAL, IF
IT DEVELOPS) ROYALTY STREAM FROM THE PATENT SALE TO
AN AGENT FOR THE STOCKHOLDERS (THE "AGENT").  IN THIS
EVENT, THE AGENT WOULD COLLECT THE ROYALTIES
RECEIVED FROM GRACE, IF ANY, AND DISBURSE THEM, AFTER
PAYING ANY ONGOING EXPENSES AND ANY REMAINING
LIABILITIES, INCLUDING THE DIRECTOR LOANS, TO THE
FORMER STOCKHOLDERS, PRO RATA ACCORDING TO THEIR
STOCK OWNERSHIP AS OF THE DATE OF THE ASSIGNMENT.
WHETHER THE AGGREGATE LIQUIDATION PREFERENCES OF
THE PREFERRED STOCK WOULD HAVE  TO BE SATISFIED
BEFORE DISTRIBUTIONS OF THE ROYALTY STREAM COULD BE
MADE ON COMMON SHARES WOULD DEPEND ON THE FORM
OF THE TRANSACTIONS, I.E., WHETHER THE COMPANY WAS
BEING LIQUIDATED.  IN THE EVENT OF SUCH AN ASSIGNMENT
OF ROYALTIES, EACH STOCKHOLDER WOULD HAVE A
BENEFICIAL INTEREST IN THE ROYALTIES, WHICH INTEREST
WILL NOT BE TRANSFERABLE OTHER THAN BY OPERATION OF
LAW (E.G., UPON DEATH).  THE PROHIBITION AGAINST
TRANSFER, OTHER THAN BY OPERATION OF LAW, IS A
CONDITION TO ENSURE THAT THE AGENT IS NOT A
REPORTING COMPANY FOR SECURITIES EXCHANGE ACT OF
1934 PURPOSES.  SUCH OTHER CONDITIONS AS ARE, IN THE
BOARD'S OPINION, NECESSARY TO ENSURE THAT THE AGENT
WOULD NOT BE A REPORTING ENTITY WILL ALSO BE
IMPOSED.  WHETHER THE BOARD DECIDES TO ASSIGN THE
ROYALTIES TO THE AGENT WILL DEPEND ON SEVERAL
CORPORATE, TAX AND SECURITIES LAW ISSUES, MANY OF
WHICH CANNOT BE ANTICIPATED AT THIS TIME.

UNCERTAINTIES AS TO THE AGGREGATE AMOUNT OF
ROYALTIES, IF ANY, THAT WILL BE RECEIVED BY THE
COMPANY (OR THE AGENT) MAKE IT IMPRACTICAL TO
PREDICT THE TOTAL AMOUNT THAT ULTIMATELY MAY BE
RECEIVED BY STOCKHOLDERS.  CLAIMS, LIABILITIES AND
EXPENSES FROM OPERATIONS (INCLUDING OPERATING
COSTS, SALARIES AND MISCELLANEOUS EXPENSES) WILL
CONTINUE TO ACCRUE OR BE INCURRED DURING THE
TWELVE-YEAR ROYALTY PERIOD, WHICH WILL REDUCE THE
AMOUNT AVAILABLE FOR ULTIMATE DISTRIBUTION.
THE COMPANY'S BOARD OF DIRECTORS HAS DECIDED THAT,
DEPENDING ON THE OUTCOME OF ITS EFFORTS TO REALIZE
VALUE FROM THE COMPANY'S STATUS AS A PUBLICLY HELD
CORPORATE SHELL AND ITS NET OPERATING LOSS CARRY
FORWARD, IT MAY BE IN THE BEST INTERESTS OF THE
COMPANY AND ITS STOCKHOLDERS TO DISSOLVE AND
LIQUIDATE THE COMPANY.  THE BOARD AND THE COMPANY'S
STOCKHOLDERS ACCORDINGLY APPROVED A CONTINGENT
PLAN OF LIQUIDATION ( THE "CONTINGENT PLAN") TO BE
IMPLEMENTED IF THE BOARD, IN ITS SOLE DISCRETION,
DEEMS IMPLEMENTATION TO BE IN THE BEST INTERESTS OF
THE COMPANY AND ITS STOCKHOLDERS.

THE COMPANY DOES NOT HAVE SUFFICIENT RESOURCES TO
CONTINUE TO EXIST FOR MORE THAN A LIMITED TIME.  AS A
PUBLICLY HELD COMPANY, THE COMPANY IS SUBJECT TO
COSTLY ONGOING REPORTING AND COMPLIANCE
REQUIREMENTS, AND ABSENT THE POSSIBILITY OF DERIVING
VALUE FROM THE PUBLICLY HELD CORPORATE SHELL AND
THE NET OPERATING LOSS CARRY FORWARDS, THE BOARD
WOULD HAVE RECOMMENDED TO THE STOCKHOLDERS THAT
THE COMPANY LIQUIDATE AND DISSOLVE IMMEDIATELY AND
TRANSFER THE ROYALTIES TO A LIQUIDATING TRUST.

THE BOARD RETAINED FOR THE COMPANY $57,000 FROM THE
PROCEEDS OF THE PATENT SALE SO THAT THE COMPANY
COULD EXIST FOR A PERIOD OF TIME TO ALLOW IT TO
SEARCH FOR AND NEGOTIATE WITH POSSIBLE ACQUIRES OF
THE CORPORATE SHELL AND/OR ITS NET OPERATING LOSS
CARRY FORWARDS.  IF THAT PROCESS IS NOT SUCCESSFUL,
THE BOARD INTENDS TO IMPLEMENT THE CONTINGENT PLAN.
IF THAT PROCESS IS SUCCESSFUL, IT IS UNCLEAR WHETHER
THE BOARD WOULD IMPLEMENT THE CONTINGENT PLAN,
BECAUSE SUCH A DETERMINATION WOULD DEPEND ON THE
FORM OF THE TRANSACTION.

CONTINGENT PLAN OF LIQUIDATION

A CONTINGENT PLAN OF LIQUIDATION (THE "CONTINGENT
PLAN") WAS ADOPTED BY THE STOCKHOLDERS OF THE
COMPANY BY WRITTEN CONSENTS PURSUANT TO A PROXY
STATEMENT DATED APRIL 3, 1995.  THE CONTINGENT PLAN
PROVIDES FOR THE DISSOLUTION OF THE COMPANY
PURSUANT TO THE PROVISIONS OF THE DELAWARE GENERAL
CORPORATION LAW.  THE CONTINGENT PLAN IS TO BE
CARRIED OUT ONLY UPON SUBSEQUENT IMPLEMENTATION
BY ACTION OF THE BOARD OF DIRECTORS.  IF THE BOARD OF
DIRECTORS ACTS TO IMPLEMENT THE CONTINGENT PLAN,
THE COMPANY WILL FILE A CERTIFICATE OF DISSOLUTION
WITH THE DELAWARE SECRETARY OF STATE.  THE COMPANY
WILL CONTINUE TO EXIST, BUT ONLY TO LIQUIDATE ITS
ASSETS, WIND UP ITS BUSINESS AFFAIRS, PAY ITS LIABILITIES
AND DISTRIBUTE ITS REMAINING ASSETS, IF ANY.  APPROVAL
OF THE CONTINGENT PLAN AUTHORIZED THE BOARD OF
DIRECTORS TO SELL OR OTHERWISE DISPOSE OF THE ASSETS
OF THE COMPANY ON SUCH TERMS AND CONDITIONS AND
FOR SUCH CONSIDERATION AS IT DEEMS ADVISABLE,
WITHOUT ANY FURTHER STOCKHOLDER APPROVAL.

THE CONTINGENT PLAN CONTEMPLATES THAT UPON IT
BEING MADE EFFECTIVE BY THE BOARD, IF THERE ARE ANY
ACCRUED AND CONTINGENT LIABILITIES OF OR CLAIMS
AGAINST THE COMPANY, PAYMENT OR PROVISION FOR
PAYMENT THEREOF MUST BE MADE OUT OF THE COMPANY'S
ASSETS.  AFTER THAT, ANY ASSETS REMAINING WOULD BE
DISTRIBUTED TO STOCKHOLDERS AS PROMPTLY AS
POSSIBLE.  THE CONTINGENT PLAN AUTHORIZES THE BOARD
OF DIRECTORS TO ABANDON THE DISSOLUTION OF THE
COMPANY ANY TIME BEFORE THE CERTIFICATE OF
DISSOLUTION IS FILED, IF THE BOARD OF DIRECTORS DEEMS
SUCH ACTION TO BE IN THE BEST INTEREST OF THE
COMPANY.  THE BOARD OF DIRECTORS HAS NOT CONSIDERED
THE SPECIFIC CIRCUMSTANCES, IF ANY, UNDER WHICH IT
MIGHT ABANDON THE DISSOLUTION OF THE COMPANY NOR
DOES IT PRESENTLY HAVE ANY EXPECTATIONS TO ABANDON
THE DISSOLUTION, SHOULD THE CONTINGENT PLAN BE
IMPLEMENTED.

UNDER THE CONTINGENT PLAN, THE BOARD OF DIRECTORS
MAY CHOOSE TO TRANSFER THE ASSETS OF THE COMPANY
TO A LIQUIDATING TRUST TO (I) RETAIN AND RECEIVE THE
COMPANY'S ASSETS, INCLUDING THE ROYALTIES, (II) SATISFY
THE COMPANY'S LIABILITIES, WHETHER KNOWN, UNKNOWN,
CONTINGENT OR OTHERWISE, (III)M RETAIN ANY ASSET ON
BEHALF OF STOCKHOLDERS WHO CANNOT BE LOCATED AND
(IV) DISTRIBUTE REMAINING ASSETS TO STOCKHOLDERS,
AFTER SATISFYING ANY LIQUIDATION PREFERENCES OF THE
COMPANY'S SERIES 2 PREFERRED STOCK WHICH
PREFERENCES AGGREGATE $885,000.  ALL DETERMINATIONS
AS TO THE AMOUNT, TIME AND FORM OF LIQUIDATING
DISTRIBUTIONS (INCLUDING THE TRANSFER TO THE
LIQUIDATING TRUST) WILL BE MADE IN THE ABSOLUTE
DISCRETION OF THE BOARD OF DIRECTORS.  ALTHOUGH THE
BOARD IS AUTHORIZED TO MAKE DISTRIBUTIONS TO THE
STOCKHOLDERS IN STOCK OR OTHER ASSETS, IT IS NOT
PRESENTLY ANTICIPATED THAT, EXCEPT FOR THE
DISTRIBUTION OF THE ROYALTY STREAM TO A LIQUIDATING
TRUST, ANY DISTRIBUTIONS WILL BE MADE.

IF THERE IS A LIQUIDATING DISTRIBUTION TO A LIQUIDATING
TRUST, THEN THE STOCKHOLDERS MUST SURRENDER THEIR
COMMON STOCK CERTIFICATES TO THE COMPANY FOR
CANCELLATION AS A CONDITION TO ENTITLEMENT TO
RECEIVE DISTRIBUTIONS FROM THE TRUST.  IF A
STOCKHOLDER FAILS TO SURRENDER HIS CERTIFICATES, HIS
SHARE OF ANY DISTRIBUTION WILL BE RETAINED UNTIL HIS
CERTIFICATES IS SURRENDERED OR UNTIL HE FURNISHES AN
INDEMNITY BOND IN CASE OF LOSS OR DESTRUCTION OF THE
CERTIFICATES.  NO INTEREST WILL BE PAID OR ACCRUED ON
THE CASH OR OTHER ASSETS PAYABLE UPON SURRENDER OF
COMPANY STOCK CERTIFICATES.  THE STOCKHOLDERS OF
THE COMPANY WILL BE NOTIFIED AS PROMPTLY AS POSSIBLE
OF THE PROCEDURE FOR SURRENDER OF THEIR
CERTIFICATES IN EXCHANGE FOR THEIR BENEFICIAL
INTEREST IN THE TRUST.  IF THE CONTINGENT PLAN OF
LIQUIDATION IS ULTIMATELY IMPLEMENTED BY THE BOARD
OF DIRECTORS, THE AGENT WILL MOST LIKELY BE A
LIQUIDATING TRUST.

NO ESTIMATE OF THE AMOUNT AVAILABLE FOR
DISTRIBUTION TO STOCKHOLDERS IS POSSIBLE.  IT IS
IMPOSSIBLE TO PREDICT EITHER (I) WHAT ROYALTIES MIGHT
BE RECEIVED FROM THE PATENT SALE OR WHEN (II)
WHETHER VALUE WILL BE DERIVED FROM THE COMPANY'S
PUBLIC CORPORATE SHELL OR ITS NET OPERATING LOSS
CARRY FORWARDS.

IF THE CONTINGENT PLAN IS IMPLEMENTED BY THE BOARD
OF DIRECTORS, THE STOCK TRANSFER BOOKS OF THE
COMPANY WILL BE CLOSED AS OF THE CLOSE OF BUSINESS
ON THE DATE THE CERTIFICATE OF DISSOLUTION IS FILED.
AFTER THAT, NO ASSIGNMENT OR TRANSFERS OF SHARES OF
STOCK OF THE COMPANY (EXCEPT THOSE OCCURRING BY
WILL, INTESTATE SUCCESSION OR OPERATION OF LAW) WILL
BE RECORDED.

STOCK ACQUISITION AGREEMENT, 12/18/97

PURSUANT TO A STOCK ACQUISITION AGREEMENT DATED AS
OF DECEMBER 18, 1997,(EXHIBIT C), ADVANCED OXYGEN
TECHNOLOGIES, INC. (?AOXY?) HAS ISSUED 23,750,00 SHARES
OF ITS COMMON STOCK, PAR VALUE $.01 PER SHARE FOR
$60,000 CASH PLUS CONSULTING SERVICES RENDERED
VALUED AT $177,500, TO CROSSLAND, LTD., (?CROSSLAND?),
EASTERN STAR, LTD., (?EASTERN STAR?), COASTAL OIL, LTD.
(?COASTAL?) AND CROSSLAND, LTD. (BELIZE) (?CLB?).
CROSSLAND AND EASTERN STAR, LTD. ARE BAHAMAS
CORPORATIONS.  COASTAL OIL AND CLB ARE BELIZE
CORPORATIONS.

PURCHASE AGREEMENT, 12/18/97

PURSUANT TO A PURCHASE AGREEMENT DATED AS OF
DECEMBER 18, 1997, (EXHIBIT D), CLB, TRITON-
INTERNATIONAL, LTD., (?TRITON?), A BAHAMAS
CORPORATION, AND ROBERT E. WOLFE PURCHASED AN
AGGREGATE OF 800,000 SHARES OF AOXY?S COMMON STOCK
FROM EDELSON TECHNOLOGY PARTNERS II, L.P. (?ETPII?)
FOR $10,000 CASH.  AOXY ISSUED 450,000 SHARES OF ITS
CAPITAL STOCK TO ETPII IN EXCHANGE FOR CONSULTING
SERVICES TO BE RENDERED.  THE GENERAL PARTNER OF
ETPII IS HARRY EDELSON, CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER OF AOXY PRIOR TO THE
TRANSACTIONS RESULTING IN THE CHANGE OF CONTROL
(THE ?TRANSACTIONS?).  PRIOR TO THE TRANSACTIONS MR.
EDELSON DIRECTLY OR INDIRECTLY OWNED
APPROXIMATELY 25% OF THE ISSUED AND OUTSTANDING
COMMON STOCK OF AOXY, AND FOLLOWING THE
COMPLETION OF MR. EDELSON?S CONSULTANCY HE WILL
OWN APPROXIMATELY 1.5%.

STOCK OF AOXY PURCHASED IN THE TRANSACTIONS IS
OWNED AS FOLLOWS:

                     # OF SHARES        % OF
COMPANY
ROBERT E. WOLFE          50,000 SHARES        0.17 %
TRITON-INTERNATIONAL     375,000 SHARES       1.26%
CROSSLAND, LTD. (BELIZE) 6,312,500 SHARES    21.30%
CROSSLAND, LTD.          5,937,500 SHARES    20.03%
COASTAL OIL, LTD.        5,937,500 SHARES    20.03%
EASTERN STAR, LTD.       5,937,500 SHARES    20.03%


THE 23,750,000 SHARES OF AOXY COMMON STOCK SOLD BY
AOXY AS OF DECEMBER 18, 1997 TO CROSSLAND, EASTERN,
COASTAL AND CLB PURSUANT TO THE STOCK ACQUISITION
AGREEMENT (THE ?REGULATION S SHARES?) HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, IN RELIANCE ON THE EXEMPTION FROM
REGISTRATION PROVIDED BY RULE 903(C)(2) OF REGULATION
S.  CONSIDERATION FOR THE REGULATION S SHARES
CONSISTED OF $60,000 CASH AND CONSULTING SERVICES
RENDERED VALUED AT $177,500.

EACH OF THE PURCHASERS OF THE REGULATION S SHARES (A
?BUYER?) HAS REPRESENTED TO AOXY THAT (I) IT IS NOT A
?U.S. PERSON? AS THAT TERM IS DEFINED IN RULE 902 (O) OF
REGULATION S; (II) THE SALE OF THE REGULATION S SHARES
WAS TAKING PLACE OUTSIDE OF THE UNITED STATES; (III) NO
OFFER WAS MADE IN THE UNITED STATES; (IV) IT WAS
PURCHASING THE REGULATION S SHARES FOR ITS OWN
ACCOUNT AND NOT AS A NOMINEE OR FOR THE ACCOUNT OF
ANY OTHER PERSON OR ENTITY; (V) IT HAD NO INTENTION TO
SELL OR DISTRIBUTE THE SHARES EXCEPT IN ACCORDANCE
WITH REGULATION S; (VI) IT AGREED THAT IT WOULD NOT
TRANSFER REGULATION S SHARES TO A U.S. PERSON BEFORE
THE 41ST DAY FROM THE DATE THE BUYER PURCHASED THE
REGULATION S SHARES.

AOXY REPRESENTED TO THE BUYERS THAT IT HAD NOT
CONDUCTED ANY ?DIRECTED SELLING EFFORT? AS DEFINED
IN REGULATION S, AND THAT IT HAD FILED ALL REPORTS
REQUIRED TO BE FILED UNDER THE SECURITIES EXCHANGE
ACT OF 1934 DURING THE PRECEDING TWELVE MONTHS.

WAIVER AGREEMENT, 12/18/97

     PURSUANT TO A WAIVER AGREEMENT DATED AS OF
DECEMBER 18, 1997 (EXHIBIT E), EMILE BATTAT, RICHARD
JACOBSEN, EACH DIRECTORS OF AOXY PRIOR TO THE
TRANSACTIONS, SHARON CASTLE, A FORMER OFFICER OF
AOXY, AND ETPII RELEASED AOXY FROM ANY LIABILITY FOR
REPAYMENT OF AN AGGREGATE OF $275,000 OF LOANS PLUS
ALL INTEREST DUE THEREON PREVIOUSLY MADE BY THEM
TO AOXY IN CONSIDERATION OF AN AGGREGATE AMOUNT OF
$60,000 CASH PAID TO THEM PRO RATA IN PROPORTION TO
THEIR INDIVIDUAL LOANS OUTSTANDING BY CLB, TRITON
AND ROBERT E. WOLFE.

     THE SOURCE OF FUNDS FOR THE TRANSACTIONS WAS
WORKING CAPITAL AND PERSONAL FUNDS.  TO THE
KNOWLEDGE OF THE REGISTRANT, NO ARRANGEMENTS
EXIST WHICH MIGHT SUBSEQUENTLY RESULT IN A CHANGE
IN CONTROL OF THE REGISTRANT.

CHANGE OF DIRECTORS

ALL OF THE DIRECTORS AND OFFICERS OF AOXY RESIGNED IN
CONNECTION WITH THE TRANSACTIONS ON DECEMBER 18,
1997.  ROBERT E. WOLFE AND JOSEPH N. NOLL WERE ELECTED
AS DIRECTORS AND MR. WOLFE WAS APPOINTED PRESIDENT.

TRUST AGREEMENT, 12/18/97

ON DECEMBER 18, 1997, PURSUANT TO A TRUST AGREEMENT
DATED AS OF NOVEMBER 7, 1997 AND AN ASSIGNMENT AND
ASSUMPTION AGREEMENT DATED AS OF NOVEMBER 8, 1997,
(TOGETHER, EXHIBIT F) CERTAIN ROYALTY RIGHTS AND
LIABILITIES RELATED TO TECHNOLOGY AOXY SOLD TO A
THIRD PARTY IN 1995 WERE TRANSFERRED TO A TRUST FOR
THE BENEFIT OF THE AOXY SHAREHOLDERS.  NO ROYALTIES
HAD BEEN PAID OR BECOME DUE WITH RESPECT TO THE
RIGHTS TRANSFERRED TO THE TRUST, AND NO VALUE WAS
ASSIGNED TO SUCH RIGHTS ON THE BOOKS OF AOXY.


ACQUISITION OR DISPOSITION OF ASSETS, MARCH 09,1998.
 " \l 2
On March 9, 1998, pursuant to an Agreement for Purchase and Sale of
Specified Business Assets, a Promissory Note, and a Security Agreement all dated March 9, 1998, Advanced Oxygen Technologies, Inc.(the "Company") purchased certain tangible and intangible assets (the "Assets") including goodwill and rights under certain contracts, from Integrated Marketing
Agency, Inc., a California Corporation ("IMA"). The assets purchased from
IMA consisted primarily of furniture, fixtures, equipment, computers, servers, software and databases previously used by IMA in its full service telemarketing business. The purchase price of $2,000,000 consisted of delivery at closing by the Company of a $10,000 down payment, a Promissory
Note in the amount of $550,000 payable to IMA periodically, with final payment due on April 10, 2000 and accruing compounded interest at a rate of nine percent (9%) per annum, and 1,670,000 shares of convertible, preferred stock, par value $.01 per share, of the Company (the "Preferred Stock"). The Preferred Stock is automatically convertible into shares of the Company's common stock, par value $.01 per shares (the "Common Stock"), on March 2, 2000, at a conversion rate which will depend on the average closing price of the Common Stock for a specified period prior thereto. The purchase price was determined based on the fair market value of the purchased assets. The down payment portion of the purchase price was drawn from cash reserves of the Company, and the cash required for payments due under the Promissory Note will be generated by future revenues from the Company's business.

TEUBER EMPLOYMENT AGREEMENT TERMINATION

Pursuant to an employment agreement dated March 09, 1998 between the Company and John Teuber ("Employment Agreement"), on September 04,
1998 the Company terminated John Teuber for cause without relinquishing any of its rights or remedies.

SET OFF OF PROMISSORY NOTE, 9/4/98

Pursuant to the Note, the Purchase Agreement, and the Security Agreement between the Company and ("IMA"), the Company on September 04, 1998
exercised its right of "Set Off" of the Note, as defined therein due to IMA's breach of numerous representations, warranties and covenants contained in
the Note and certain ancillary documents.   The Company further reserved any
and all rights and remedies available to it under the Note, Purchase Agreement and Security Agreement.
GAYLORD EMPLOYMENT AGREEMENT TERMINATION

The Company entered into a two year employment agreement ("NAG
Agreement" as contained in Exhibit I of the registrants SEC Form 10-K for the period ending June 30, 1998) with Nancy Gaylord on March 13, 1998.
On September 18, 1998, Nancy Gaylord terminated her employment with the Company. The NAG Agreement had no provision for this termination.

CALIFORNIA FACILITIES, 9/30/98

The Company entered into a lease agreement as contained in Exhibit I of the registrants SEC Form 10-QSB for the period ending September 30, 1998 with America-United Enterprises Inc. on October 01, 1998 and took possession of 4,700 s.f. of premises on November 06,1998 in Santa Clarita for its CA location. Currently, this is the only California location of the Company.

DEMAND FOR INDEMNIFICATION, 12/9/98

On December 9, 1998 the company delivered to IMA, "Notification to Indemnifying Party and Demand for Indemnification for $2,251,266." Pursuant to the Note, the Purchase Agreement, the Security Agreement, and the Employment Agreement (collectively the "Agreements"), the Company demanded that IMA pay $2,251,266 or defend the Company against the Liabilities (as defined therein) due to, among other things, IMA's breach, representations, warranties, and violation of the Agreements.

PURCHASE AGREEMENT OF 1/29/99

On January 29, 1999, pursuant to the Purchase Agreement of 1/28/99,
Advanced Oxygen Technologies, Inc. ("AOXY") purchased 1,670,000 shares of convertible preferred stock of Advanced Oxygen Technologies, Inc.
("STOCK") and a $550,000 promissory note issued by Advanced Oxygen Technologies, Inc ("Note") from Integrated Marketing Agency, Inc.("IMA").
The terms of the Purchase Agreement were: AOXY payed $15,000 to IMA, assumed a Citicorp Computer Equipment Lease, #010-0031648-001 from
IMA, delivered to IMA certain tangible business property (as listed in Exhibit A of the Purchase Agreement), executed a one year $5,000 promissory note with IMA, and delivered to IMA a Request For Dismissal of case #PS003684 (restraining order) filed in Los Angeles county superior court. IMA sold, transferred, and delivered to AOXY the Stock and the Note. IMA sold, transferred, assigned and delivered the Note and the Stock to AOXY, executed documents with Citicorp Leasing, Inc. to effectuate an express assumption by AOXY of the obligation under lease #010-0031648-001 in the amount of $44,811.26, executed a UCC2 filing releasing UCC-1 filing #9807560696 filed by IMA on March 13, 1998, and delivered such documents as required. In addition, both IMA and AOXY provided mutual liability releases for the other.

EMPLOYEES

The Company had 7 employees during the fiscal year ended June 30, 1999 and at the date of the Annual Report on Form 10-KSB enclosed herein.

ITEM 2.   DESCRIPTION OF PROPERTY

The Company leases facilities in Santa Clarita CA, and owns furniture fixtures and equipment used in its operations as described in its annual report attached hereto.

ITEM 3.   LEGAL PROCEEDINGS

The  Company was/is a party to the following legal proceedings:

       1. On April 30, 1999 NEC America Filed suit against Advanced Oxygen Technologies, Inc. In the Los Angeles Superior
            Court, North Valley Branch, Case Number PC 023087X
            alleging default of the Lease Agreement of November,
            1998 in the amount of $57,167.28.  AOXY has answered
            the suit and denies some or all of the allegations, and believes that the jurisdiction of the case should be in New York. A judgement was entered on October 5, 1999 against the Company for $57,167.28.
       2. A previous employee, Tim Rafalovich has filed suit against Advanced Oxygen Technologies, Inc. in the Small Claims
            court of New Hall, CA alleging that AOXY has not paid approximately $5,000 in wages, case number 99S00761.
            A judgement was entered against the Company for
            $5,000.00
       3. On June 14, 1999 Airborne Express, Inc. filed suit against Advanced Oxygen Technologies, Inc., case # 99-C00738 in small claims court of Los Angeles CA Municipal district, Newhall Judicial District for $5,093.95, including court costs and attorney?s fees alleging monies owed. A judgement was entered on October 5, 1999 against the Company for $5,093.95
       4. On September 09, 1998 the Company appeared before the
            Santa Clarita County small claims court to represent itself in a motion ("Motion") filed by a plaintiff, Alpha Graphics, against John Teuber for a judgement on July 06, 1998 from a case filed May 29,1998, to be amended to the Company. The Motion was denied and the judgement was not amended to reflect the Company as a defendant.

       5. On February 10, 1999 in the Municipal Court of California, county of Los Angeles, Newhall Judicial District, America-United Enterprises, Inc. filed suit against Advanced Oxygen Technologies, Inc, case no. 99U00109, alleging that the February, 1999 rent due on February 01, 1999 had not been paid by Advanced Oxygen
            Technologies, Inc. The suit has been settled out of court and Advanced Oxygen Technologies, Inc. has tendered the monies owed in full.

       6. On February 19, 1999, Written Communications, Inc. filed suit against Advanced Oxygen Technologies, Inc. in the small claims court in Van Nuys CA Municipal Court, Case no. 99V12825 for unpaid service rendered in the amount of $4,875.00. The company paid the amount in full.

       7. On January 16, 1999, A Better Type filed suit against
            Advanced Oxygen Technologies, Inc. in the small claims court of the Municipal Court of California, San Diego
            Judicial District, Case no.691493 alleging non payment for services rendered of $5,000. The Company paid the amount in full.

       8. On March 23, 1999 Corestaff Services filed suit against Advanced Oxygen Technologies, Inc. in the small claims court Newhall CA Judicial district case no 99S00349 for lack of payment in the amount of $4,106. The case was settled out of court and the company has agreed to pay Corestaff $500.00 on the 15 Th day of each month beginning on June 15, 1999 until any debts owed are paid in full.


ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of security holders during the prior fiscal year.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 1999, the Board of Directors held 2 meetings. During the current fiscal year, the Board of Directors held no meeting..

On the meeting held January 12, 1999 the Board of Directors unanimously passed the following resolutions: Resolved that the Board has approved and authorized the purchase of assets from Integrated marketing Agency, Inc. of 1,670,000 shares of convertible preferred stock of Advanced Oxygen Technologies, Incs. And a $550,000 promissory note issued by Advanced Oxygen Technologies, Inc.

On the meeting held August 14, 1999 the Board of Directors of Advanced Oxygen Technologies, Inc., unanimously passed the following resolutions:
Resolved, that:

     Paragraph 4 (a) of the Certificate Of Incorporation of the Corporation shall be amended to reflect the increase in authorized common shares from 30,000,000 to 90,000,000 shares,

     Paragraph one (10 of the Cerrificate of Incorporation of the Company be amended to reflect the change of name of the company from Advanced Oxygen Technologies, Inc. to AOXY, Inc.,

     Bernstein, Pinchuk and Kaminsky, Llp act as the Companys independent public accounts,

     The Company effect a 2 for 1 reverse split of the outstanding common shares of the Company, and to effect the reverse at such time that Mr. Robert E. Wolfe deem appropriate, and

     Company may obtain funding for two hundred and fifty thousand dollars ($250,000) by issuing capital stock, where Mr. Robert E.
     Wolfe will have the complete authority to negotiate, transact, obligate the Company and enter into agreement with complete autonomy.



EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

No Officer or director received any compensation from the Company during the last fiscal year.

STOCK OPTIONS.

The Company had a stock option plan under which it was authorized to grant stock options and stock appreciation rights and to sell shares under restricted stock purchase agreements to salaried directors, employees and consultants of the Company. The options were to become exercisable over four years beginning from the grant date and expire ten years thereafter, unless employment terminates, in which case the option expires 90 days after termination.

Options                  Number of   Exercise
                         shares       price range

Outstanding, June 30,1991 273,600        $1.33- 11.95
Granted                  102,400          5.30-   8.15
Exercised                (110,400)        1.33-   8.50
Canceled                 (  4,600)        3.19- 11.95

Outstanding, June 30, 1992  260,600          1.59- 11.95
Granted                   33,800          2.13-  5.60
Exercised                (55,400)         1.59-  4.90
Canceled                 (40,800)         2.92-11.95

Outstanding, June 30, 1993 198,200          2.92-11.95
Granted                  276,000          1.22-  2.50
Exercised
Canceled                 (87,900)         1.22-11.95

Outstanding, June 30, 1994 386,300          1.22-11.95
Granted                  125,000          1.22-  2.50
Exercised
Canceled                 (366,300)

Outstanding, June 30, 1995         145,000

Exercisable, June 30, 1994         79,600            2.13-
11.95

Exercisable, June 30, 1993         103,400          2.13-11.95

Due to employee termination all options became void in August 1995.

The Company also has a non-employee director stock option plan for director compensation in lieu of cash. Of the 200,000 shares reserved for issuance under the plan, a total of 115,000 had been granted as of June 30, 1994 at exercise prices ranging from $1.85 to $10.90 per share. Options granted under the plan vest one year from the date of grant and generally expire 10 years from the date of issuance. No options were granted during 1995. 401(k) Plan. The Company does not have a 401(k) Plan.

Employment Agreements and Miscellaneous Personal Benefits. As of
December 18, 1997, Robert E. Wolfe and Joseph N. Noll have been appointed Directors of Advanced Oxygen Technologies.

PERFORMANCE GRAPH

The Company?s Common Stock is traded in the over-the-counter market.
The following table sets forth the range of high and low bid quotations on the Common Stock for the quarterly periods indicated, as reported by the National Quotation Bureau, Inc. The quotations are interdealer prices without retail mark-ups, markdowns or commissions and may not represent actual transactions.

Fiscal Year Ended June 30, 1998                   High      Low
     First Quarter                                 0.07      0.010
     Second quarter                                0.02      0.005
     Third Quarter                                 0.09      0.015
     Fourth Quarter                                0.23      0.055

Fiscal Year Ended June 30, 1999                   High      Low
     First Quarter                                 0.220    0.055
     Second quarter                                0.047   0.015
     Third Quarter                                 0.031    0.015
     Fourth Quarter                                0.200    0.015

     At April 18, 2000, the closing bid price of the Company's Common Stock as reported by the National Quotation Bureau, Inc, was $0.08

At February 16, 2000, the approximate number of holders of record of the Company?s Common Stock was 1,602.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange
Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1999, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended June 30, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with. Crossland, Ltd.(Belize) has 21.30% of Common Shares of the Company. Crossland, Ltd., has
20.03% of Common Shares of the Company. Eastern Star, Ltd. has 20.03% of Common Shares of the Company. Coastal Oil, Ltd., has 20.03% of
Common Shares of the Company.  Robert E. Wolfe has 0.017% of Common
Shares of the Company.
    PROPOSAL I APPROVAL OF AMENDMENT TO ARTICLES OF
      INCORPORATIONTO INCREASE AUTHORIZED COMMON
                        SHARES

GENERAL

Article (4)(a) of the Company's Articles of Incorporation presently provides for an authorized capitalization of the Company of 30,000,000 Common
Shares, par value $0.01 per share, and 10,000,000 Preferred Shares, par value $0.01 per share. As of February 16, 1998, one million six hundred and seventy five thousand and three Preferred Shares were issued of which one million six hundred and seventy thousand are treasury shares and 29,640,252 Common
Shares were issued and outstanding. The Company's Board of Directors has determined that it would be advisable to amend and restate the Company's Restated Articles of Incorporation to increase the Company's authorized
Common Shares from 30,000,000 to 90,000,000 shares.

Subject to shareholder approval, the Board of Directors has approved an amendment and restatement of the Company's Restated Articles of Incorporation which would revise Article (4)(a) of the Company's Articles of Incorporation to increase from 30,000,000 to 90,000,000, the number of authorized Common Shares.

PURPOSES OF THE AMENDMENT

The Amendment is being proposed to increase the number of the Company's authorized but unissued Common Shares. As of February 16, 2000, the Company had 30,000,000 Common Shares authorized and 29,640,252
Common Shares issued and outstanding.

There are no arrangements, understandings or plans for the issuance of any such additional shares, other than (i) shares reserved for issuance upon the exercise of stock options and warrants outstanding or authorized for issuance under existing plans (ii) the Company's plans to raise additional capital in fiscal
2000 to support its business, and (iii) the Company?s plans to purchase, acquire, merge or otherwise obtain or start an operating business. The Company does not expect that it would seek authorization from shareholders for issuance of such additional shares unless required by applicable law or regulation or the rules of the market in which the Company's Common Shares are traded. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.

VOTE REQUIRED

Approval of the Amendment required the affirmative vote of the holders of a majority of the outstanding Common Shares.

THE COMPANY HAS RECEIVED VOTES EQUALING 64.7% OR
19,180,500 SHARES THAT HAVE BEEN VOTED FOR THE APPROVAL
OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S
ARTICLES OF INCORPORATION AND SUCH AMENDMENT SHALL
BECOME EFFECTIVE APRIL 18, 2000.


       PROPOSAL II  APPROVAL TO CHANGE AUDITORS.

INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Bernstein, Pinchuk and Kaminsky. LLP as the Company?s independent public accountant for the fiscal year ended June 30, 1999 and has further directed that management submit the selection of independent public accountants for ratification by the stockholders by written consents.

Stockholder ratification of the selection of Bernstein, Pinchuk and Kaminsky. LLP as the Company?s independent public accountants is not required by the Company?s by-laws or otherwise and the Company has begun using some of their services. The Board of Directors is submitting the selection of Bernstein, Pinchuk and Kaminsky. LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm any time during the year if the Board of Directors decides that such a change could be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the outstanding shares will be required to ratify the selection of Bernstein, Pinchuk and Kaminsky. LLP.

THE COMPANY HAS RECEIVED VOTES EQUALING 64.7% OR
19,180,500 SHARES THAT HAVE BEEN VOTED FOR THE APPROVAL
OF THE CHANGE OF THE COMPANY?S AUDITORS TO Bernstein,
Pinchuk and Kaminsky. LLP., AND SUCH AMENDMENT SHALL
BECOME EFFECTIVE APRIL 18, 2000

               PROPOSAL III NAME CHANGE

The Board of Directors has approved an amendment to the Company?s Certificate of Incorporation to change the name of the Company to AOXY, Inc. Currently, the Company has no business operations. The Company?s current name was adopted in 1985 when the Company was focused on applications of its technology which it has since disposed of or otherwise abandoned. The Board of Directors believes it would be more appropriate for the Company to utilize a corporate name which more accurately describes the current focus of the Company. The current strategic focus of the Company is to seek out new operations through merger, acquisition, sale or purchase. The Company believes that it will incur certain out of pocket expenses in connection with the name change, although such expenses are not expected to exceed $5,000.

The Name Change will be affected by amending and restating Article 1 of the Company?s Certificate of Incorporation to read as follows:

?The Name of the expiration is AOXY, Inc.?

The above amendment to the Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware, and the Name Change will become effective as of 5:00 p.m. Eastern Time, on the date of such filing (the ?Effective Date?). It is expected that such filing will take place on the date of March 8, 1998, or shortly thereafter.

PURPOSES OF THE AMENDMENT

     The Board of Directors feel that the name Advanced Oxygen
Technologies, Inc. no longer validly represents the Companies business and feels that going forward the Name AOXY, Inc. will allow the Company to pursue business activities without prejudice r other association to industry.

THE COMPANY HAS RECEIVED VOTES EQUALING 64.7% OR
19,180,500 SHARES THAT HAVE BEEN VOTED FOR THE APPROVAL
OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S
ARTICLES OF INCORPORATION AND SUCH AMENDMENT SHALL
BECOME EFFECTIVE APRIL 18, 2000.


By order of the Board of Directors

/s/Robert E. Wolfe/s/
President and Chief Executive Officer

/s/Joseph N. Noll/s/
Secretary

          ADVANCED OXYGEN TECHNOLOGIES, INC.

      BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                    APRIL 18, 2000



THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF
ADVANCED OXYGEN TECHNOLOGIES, INC.

The undersigned hereby appoints Robert E. Wolfe and Joseph N. Noll, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, par value $.01 per share, of the undersigned in Advanced Oxygen Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 18, 2000, and at any and all adjournments thereof.

(To be Signed on Reverse Side)

                     See Reverse
                         Side
THE VOTING PAGE FOR ADVANCED OXYGEN
TECHNOLOGIES, INC
[    X    ]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.  APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S
RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S
AUTHORIZED COMMON SHARES FROM 30,000,000 TO 90,000,000 SHARES.
     FOR       AGAINST        ABSTAIN
     [    ]    [ ]  [    ]

2. PROPOSAL TO RATIFY THE COMPANY?S AUDITORS AS BERNSTEIN, PINCHUK AND KAMINSKY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS..
     FOR       AGAINST        ABSTAIN
     [    ]    [ ]  [    ]

3.  APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S
RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME TO AOXY,
INCORPORATED.
     FOR       AGAINST        ABSTAIN
     [    ]    [ ]  [    ]


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
FOR PROPOSALS 1, 2, AND 3.  IF NO INSTRUCTIONS TO THE
CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS
GIVEN.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN
THE ENCLOSED ENVELOPE.
NAME (COMPANY)

NUMBER OF SHARES OWNED

CERTIFICATE NUMBERS (IF APPLICABLE)



SIGNATURE(S)                                                           DATE:

       , 2000

SIGNATURE(S)                                                           DATE:

       , 2000
(NOTE:  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON, EXECUTORS,
ADMINISTRATORS, ATTORNEYS, GUARDIANS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER IF SHARES ARE HELD IN THE NAME OF TWO
OR MORE PERSONS, ALL SHOULD SIGN.)

                       EXHIBIT A
        --------------------------------------
          RESTATED ARTICLES OF INCORPORATION
        FOR USE BY DOMESTIC PROFIT CORPORATIONS
(PLEASE READ INFORMATION AND INSTRUCTIONS ON THE LAST PAGE)

         RESTATED CERTIFICATE OF INCORPORATION
                          OF
          ADVANCED OXYGEN TECHNOLOGIES, INC.

     1. The name of the corporation is AOXY, Inc.; the corporation was originally incorporated under the name Imperial Manufacturing
Corporation. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on the 26th day of February 1981. This restated certificate has been duly adopted pursuant to Section 245 of the General Corporation Law of the State of Delaware and only restates and integrates and does not further amend and provisions of the corporation?s certificate of incorporation as heretofore amended, and there is no discrepancy between those provisions and the provisions of this restated certificate.
     2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust
Company.
     3. The nature of the business or purposes to be conducted or promoted is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
     4. (a) The total number of shares of stock which the corporation shall have authority to issue is one hundred million (100,000,000) shares, of which ninety million (90,000,000) shares, of the par value of one cent ($.01), shall be common shares, amounting in the aggregate to nine hundred thousand dollars ($900,000.00), and ten million (10,0000,000) shares, of the par value of one cent ($.01) shall be preferred shares, amounting in the aggregate to one hundred thousand dollars ($100,000.00).
     (b)  The corporation may issue any class of preferred shares in series.
The Board of Directors shall have authority to establish and designate series and to fix the number of shares included in the relative rights, preferences and limitations as between series, provided that when the stated dividends and amounts payable on liquidation are not paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums payable were discharged in full. Shares of each such series from shares of all other series.
     5.   The corporation is to have perpetual existence.
     6. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.
     7. Meetings of stockholders may be held within or without the State Of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provisions contained in the statues) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.
     8. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditors or stockholders thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.
     9. The corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate of incorporation, in the manner now or hereafter prescribed by statue, and all rights conferred upon stockholders herein are granted subject to this reservation.
     IN WITNESS WHEREOF, ADVANCED OXYGEN
TECHNOLOGIES, INC.> has caused its corporate seal to be hereunto affixed sand this certificate shall be signed by Robert E. Wolfe, its President, and shall be attested by Joseph N. Noll, its Secretary, this 18th day of April, 2000.

Advanced Oxygen Technologies, Inc.

BY:
/s/ Robert E. Wolfe /s/
President

Attest:


/s/ Joseph N. Noll /s/
Secretary


                       EXHIBIT B
       U. S. SECURITIES AND EXCHANGE COMMISSION
               Washington, D. C.  20549
                      FORM 10-KSB

      (X)  ANNUAL REPORT PURSUANT TO SECTION 13 OR  15
      (d)OF THE SECURITIES EXCHANGE ACT OF  1934
        For the fiscal year ended June 30, 1999
             Commission file number 0-9951

                  ADVANCED OXYGEN TECHNOLOGIES, INC.
         (Name of small business Issuer in its charter)
    Delaware                                      91-1143622
(State of incorporation)    (I.R.S. Employer Identification No.)

     26883 Ruether Avenue Santa Clarita, CA   91351
 (Address of principal executive offices)   (Zip Code)
                     661-298-3333
        (Issuer's telephone number, including area code)

   Securities registered pursuant to Section 12(b) of the Act:  None

 Securities registered under Section 12(g) of the Exchange Act: Common Stock, par value $.01 per share

Check whether the Issuer (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past
90 days.              Yes [ X ]            No[    ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this form 10-KSB. [ X ]

For the year ended June 30, 1999, Issuer's revenues were $741,153.96

The aggregate market value of Common Stock at June 30, 1999 held by non-affiliates approximated $1,534,375 based upon the average bid and asked prices for a share of Common Stock on that date. For purposes of this calculation, persons owning 10% or more of the shares of Common Stock are assumed to be affiliates, although such persons are not necessarily affiliates for any other purpose. As of June 30, 1999, there were 29,640,252 issued and outstanding shares of the registrant's Common Stock, $.01 par value.

Transitional Small Business Disclosure Format (check one):  Yes[   ]   No [
X ]
     PART I

ITEM 1-  DESCRIPTION OF BUSINESS

          Advanced Oxygen Technologies, Inc. ("Advanced Oxygen Technologies", "AOXY", "AOT" or the "Company"), incorporated in Delaware in 1981 under the name Aquanautics Corporation, was, from 1985 until May 1995, a development stage specialty materials company producing new oxygen control technologies. From May of 1995 through December of 1997 AOXY had minimal operations and was seeking funding for operations and companies to which it could merge or acquire. In March of 1998 AOXY began operations in California. The business consists of producing and selling CD-ROMS for conference events, advertisement sales on the CD?s, database management and event marketing all associated with conference events.

  THE PATENT SALE
       On May 1, 1995, the Company sold its patents, and all related technology and intellectual property rights (collectively the "Patents Rights") to W. R. Grace & Co. Conn., a Connecticut corporation ("Grace"). The price for the Patents Rights was $335,000, in cash, and a royalty until April 30, 2007 of two percent (2%) of the net sales price of (a) all products sold by Grace that include as a component, material that absorbs, bars, climinates, extracts and/or concentrates oxygen that, but for the purchase of the Patents Rights, would fringe the Patents Rights, and (b) any mixture or compound (other than a finished product) which includes as a component material that absorbs, bars, climinates, extracts and/or concentrates oxygen that, but for the purchase of
the Patent Rights,  would infringe the Patent Rights.   Subsequently these
royalties and associated liabilities were transferred to a trust (see Trust Agreement 12/18/97 below).

  STOCK ACQUISITION AGREEMENT, 12/18/97
          Pursuant to a Stock Acquisition Agreement dated as of December 18, 1997, Advanced Oxygen Technologies, Inc. ("AOXY") has issued 23,750,00 shares of its common stock, par value $.01 per share for $60,000 cash plus consulting services rendered valued at $177,500, to Crossland, Ltd., ("Crossland"), Eastern Star, Ltd., ("Eastern Star"), Coastal Oil, Ltd. ("Coastal") and Crossland, Ltd. (Belize) ("CLB"). Crossland and Eastern Star, Ltd. are Bahamas corporations. Coastal Oil and CLB are Belize corporations.

  PURCHASE AGREEMENT, 12/18/97
          Pursuant to a Purchase Agreement dated as of December 18, 1997,
CLB, Triton-International, Ltd., ("Triton"), a Bahamas corporation, and
Robert E. Wolfe purchased an aggregate of 800,000 shares of AOXY's common stock from Edelson Technology Partners II, L.P. ("ETPII") for
$10,000 cash. AOXY issued 450,000 shares of its capital stock to ETPII in exchange for consulting services to be rendered. The general partner of ETPII is Harry Edelson, Chairman of the Board and Chief Executive Officer of AOXY prior to the transactions resulting in the change of control (the "Transactions"). Prior to the Transactions Mr. Edelson directly or indirectly owned approximately 25% of the issued and outstanding common stock of AOXY, and following the completion of Mr. Edelson's consultancy he will own approximately 1.5%.


Company/Individual          # of Shares              %

Robert E. Wolfe               50,000 shares         0.17%
Triton-International               375,000 shares         1.26%
Crossland, Ltd. (Belize)      6,312,500 shares      21.30%
Crossland, Ltd.                    5,937,500 shares       20.03%
Coastal Oil, Ltd.                  5,937,500 shares       20.03%
Eastern Star, Ltd.                 5,937,500 shares       20.03%


          The 23,750,000 shares of AOXY common stock sold by AOXY as of
December 18, 1997 to Crossland, Eastern, Coastal and CLB pursuant to the
Stock Acquisition Agreement (the "Regulation S Shares") were not registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Rule 903(c)(2) of Regulation S.  Consideration for the Regulation S Shares consisted of $60,000 cash and consulting services
rendered valued at $177,500.   Each of the purchasers of the Regulation S
Shares (a "Buyer") has represented to AOXY that (i) it is not a "U.S. Person" as that term is defined in Rule 902 (o) of Regulation S; (ii) the sale of the Regulation S Shares was taking place outside of the United States; (iii) no offer was made in the United States; (iv) it was purchasing the Regulation S Shares for its own account and not as a nominee or for the account of any other person or entity; (v) it had no intention to sell or distribute the shares except in accordance with Regulation S; (vi) it agreed that it would not transfer Regulation S Shares to a U.S. Person before the 41st day from the date the Buyer purchased the Regulation S Shares.
          AOXY represented to the Buyers that it had not conducted any "directed selling effort" as defined in Regulation S, and that it had filed all reports required to be filed under the Securities Exchange Act of 1934 during the preceding twelve months.

  WAIVER AGREEMENT, 12/18/97
               Pursuant to a Waiver Agreement dated as of December 18, 1997, Emile Battat, Richard Jacobsen, each directors of AOXY prior to the Transactions, Sharon Castle, a former officer of AOXY, and ETPII released AOXY from any liability for repayment of an aggregate of $275,000 of loans plus all interest due thereon previously made by them to AOXY in consideration of an aggregate amount of $60,000 cash paid to them pro rata in proportion to their individual loans outstanding by CLB, Triton and Robert
E. Wolfe. The source of funds for the Transactions was working capital and personal funds. To the knowledge of the registrant, no arrangements exist which might subsequently result in a change in control of the registrant.

  CHANGE OF DIRECTORS
          All of the directors and officers of AOXY resigned in connection with the Transactions on December 18, 1997. Robert E. Wolfe and Joseph N. Noll were elected as directors and Mr. Wolfe was appointed President.

  TRUST AGREEMENT, 12/18/97
          On December 18, 1997, pursuant to a Trust Agreement dated as of November 7, 1997 and an Assignment and Assumption Agreement dated as of November 8, 1997, certain royalty rights associated with Grace and liabilities related to technology AOXY sold to a third party in 1995 were transferred to a trust for the benefit of the AOXY shareholders of record at that date. No royalties had been paid or become due with respect to the rights transferred to the Trust, and no value was assigned to such rights on the books of AOXY.

  ACQUISITION OR DISPOSITION OF ASSETS, MARCH 09,1998.
          On March 9, 1998, pursuant to an Agreement for Purchase and Sale of Specified Business Assets, a Promissory Note, and a Security Agreement all dated March 9, 1998, Advanced Oxygen Technologies, Inc.(the "Company") purchased certain tangible and intangible assets (the "Assets") including goodwill and rights under certain contracts, from Integrated Marketing
Agency, Inc., a California Corporation ("IMA"). The assets purchased from
IMA consisted primarily of furniture, fixtures, equipment, computers, servers, software and databases previously used by IMA in its full service telemarketing business. The purchase price of $2,000,000 consisted of delivery at closing by the Company of a $10,000 down payment, a Promissory
Note in the amount of $550,000 payable to IMA periodically, with final payment due on April 10, 2000 and accruing compounded interest at a rate of nine percent (9%) per annum, and 1,670,000 shares of convertible, preferred stock, par value $.01 per share, of the Company (the "Preferred Stock"). The Preferred Stock is automatically convertible into shares of the Company's common stock, par value $.01 per shares (the "Common Stock"), on March 2, 2000, at a conversion rate which will depend on the average closing price of the Common Stock for a specified period prior thereto. The purchase price was determined based on the fair market value of the purchased assets. The down payment portion of the purchase price was drawn from cash reserves of the Company, and the cash required for payments due under the Promissory Note will be generated by future revenues from the Company's business.

  TEUBER EMPLOYMENT AGREEMENT TERMINATION
     Pursuant to an employment agreement dated March 09, 1998 between the Company and John Teuber ("Employment Agreement"), on September 04, 1998 the Company terminated John Teuber for cause without relinquishing any of its rights or remedies.

  SET OFF OF PROMISSORY NOTE, 9/4/98
     Pursuant to the Note, the Purchase Agreement, and the Security Agreement between the Company and ("IMA"), the Company on September
04, 1998 exercised its right of "Set Off" of the Note, as defined therein due to IMA's breach of numerous representations, warranties and covenants
contained in the Note and certain ancillary documents.   The Company further
reserved any and all rights and remedies available to it under the Note, Purchase Agreement and Security Agreement.

  GAYLORD EMPLOYMENT AGREEMENT TERMINATION
     The Company entered into a two year employment agreement ("NAG Agreement" as contained in Exhibit I of the registrants SEC Form 10-K for the period ending June 30, 1998) with Nancy Gaylord on March 13, 1998.
On September 18, 1998, Nancy Gaylord terminated her employment with the Company. The NAG Agreement had no provision for this termination.

  CALIFORNIA FACILITIES, 9/30/98
     The Company entered into a lease agreement as contained in Exhibit
I of the registrants SEC Form 10-QSB for the period ending September 30, 1998 with America-United Enterprises Inc. on October 01, 1998 and took possession of 4,700 s.f. of premises on November 06,1998 in Santa Clarita for its CA location. Currently, this is the only California location of the Company.
  DEMAND FOR INDEMNIFICATION, 12/9/98
     On December 9, 1998 the company delivered to IMA, "Notification to Indemnifying Party and Demand for Indemnification for $2,251,266."
Pursuant to the Note, the Purchase Agreement, the Security Agreement, and the Employment Agreement (collectively the "Agreements"), the Company demanded that IMA pay $2,251,266 or defend the Company against the Liabilities (as defined therein) due to, among other things, IMA's breach, representations, warranties, and violation of the Agreements.

  PURCHASE AGREEMENT OF 1/29/99
     On January 29, 1999, pursuant to the Purchase Agreement of 1/28/99, Advanced Oxygen Technologies, Inc. ("AOXY") purchased 1,670,000 shares of convertible preferred stock of Advanced Oxygen Technologies, Inc.
("STOCK") and a $550,000 promissory note issued by Advanced Oxygen Technologies, Inc ("Note") from Integrated Marketing Agency, Inc.("IMA").
The terms of the Purchase Agreement were: AOXY payed $15,000 to IMA, assumed a Citicorp Computer Equipment Lease, #010-0031648-001 from
IMA, delivered to IMA certain tangible business property (as listed in Exhibit A of the Purchase Agreement), executed a one year $5,000 promissory note with IMA, and delivered to IMA a Request For Dismissal of case #PS003684 (restraining order) filed in Los Angeles county superior court. IMA sold, transferred, and delivered to AOXY the Stock and the Note. IMA sold, transferred, assigned and delivered the Note and the Stock to AOXY, executed documents with Citicorp Leasing, Inc. to effectuate an express assumption by AOXY of the obligation under lease #010-0031648-001 in the amount of $44,811.26, executed a UCC2 filing releasing UCC-1 filing #9807560696 filed by IMA on March 13, 1998, and delivered such documents as required. In addition, both IMA and AOXY provided mutual liability releases for the other.

  EMPLOYEES
     As of June 30, 1999 the Company had a total of 7 employees.

ITEM 2. DESCRIPTION OF PROPERTY
          The assets of the Company consist primarily of furniture, fixtures, equipment, computers, servers, software and databases.

ITEM 3.  LEGAL PROCEEDINGS
  PENDING MATTERS

          The  Company is a party to the following legal proceedings:

       1. On April 30, 1999 NEC America Filed suit against Advanced Oxygen Technologies, Inc. In the Los Angeles Superior
            Court, North Valley Branch, Case Number PC 023087X alleging default of the Lease Agreement of November, 1998 in the amount of $57,167.28. AOXY has answered the suit and denies some or all of the allegations, and believes that the jurisdiction of the case should be in New York.
       2. A previous employee, Tim Rafalovich has filed suit against Advanced Oxygen Technologies, Inc. in the Small Claims court of New Hall, CA alleging that AOXY has not paid approximately $5,000 in wages, case number 99S00761.
            The appeal is pending and AOXY denies all allegations, and will defend the case.
       3. On June 14, 1999 Airborne Express, Inc. filed suit against Advanced Oxygen Technologies, Inc., case # 99-C00738 in small claims court of Los Angeles CA Municipal district, Newhall Judicial District for $5,093.95, including court costs and attorney?s fees alleging monies owed.
            AOXY denies the allegations and plans to defend the claim and believes that some or all of the shipping charges cited were from a previously shared location in Santa Clarita.
  SETTLED MATTERS:

       1. On September 09, 1998 the Company appeared before the
            Santa Clarita County small claims court to represent itself in a motion ("Motion") filed by a plaintiff, Alpha Graphics, against John Teuber for a judgement on July 06, 1998 from a case filed May 29,1998, to be amended to the Company. The Motion was denied and the judgement was not amended to reflect the Company as a defendant.
       2. On February 10, 1999 in the Municipal Court of California,
            county of Los Angeles, Newhall Judicial District,
            America-United Enterprises, Inc. filed suit against Advanced Oxygen Technologies, Inc, case no. 99U00109, alleging that the February, 1999 rent due on February 01, 1999 had not been paid by Advanced Oxygen
            Technologies, Inc. The suit has been settled out of court and Advanced Oxygen Technologies, Inc. has tendered the monies owed in full.
       3. On February 19, 1999, Written Communications, Inc. filed suit against Advanced Oxygen Technologies, Inc. in the small claims court in Van Nuys CA Municipal Court, Case no. 99V12825 for unpaid service rendered in the amount of $4,875.00. The company paid the amount in full.
       4. On January 16, 1999, A Better Type filed suit against
            Advanced Oxygen Technologies, Inc. in the small claims court of the Municipal Court of California, San Diego Judicial District, Case no.691493 alleging non payment for services rendered of $5,000. The Company paid the amount in full.
       5. On March 23, 1999 Corestaff Services filed suit against Advanced Oxygen Technologies, Inc. in the small claims court Newhall CA Judicial district case no 99S00349 for lack of payment in the amount of $4,106. The case was settled out of court and the company has agreed to pay Corestaff $500.00 on the 15 Th day of each month beginning on June 15, 1999 until any debts owed are paid in full.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY
HOLDERS

 There were no submissions of matters for a vote to the security holders.

PART II

ITEM 5.  MARKET OF REGISTRANT'S COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS
          The Company's Common Stock is traded on the Over-The-Counter Bulletin Board. The following table sets forth the range of high and low bid quotations on the Common Stock for the quarterly periods indicated, as reported by the National Quotation Bureau, Inc. The quotations are inter-dealer prices without retail mark-ups, mark downs or commissions and may not represent actual transactions.
     Fiscal Year Ended June 30, 1998                High      Low
     First Quarter                                  0.07      0.010
     Second quarter                                0.02      0.005
     Third Quarter                                  0.09      0.015
     Fourth Quarter                                 0.23      0.055

Fiscal Year Ended June 30, 1999                   High      Low
     First Quarter                                  0.220    0.055
     Second quarter                                0.047   0.015
     Third Quarter                                  0.031    0.015
     Fourth Quarter                                 0.200    0.015

     At September 30, 1999, the closing bid price of the Company's Common Stock as reported by the National Quotation Bureau, Inc, was $0.0625

ITEM 6.  PLAN OF OPERATION.
  BUSINESS PLAN
          The Company currently has two locations. The location in New York is the location for some of the administrative operations and through June 30, 1999 was offered to the Company on a month to month basis at no cost from Crossfield, Inc. Robert E. Wolfe is president of Crossfield, Inc. The location in Santa Clarita, CA is the location for operations. The Company currently has four areas of concentration: CD-ROM production/sales, event sales, database management and marketing.
          The Company began producing and selling educational CD-ROMS in March of 1998. The content of the CD-ROMS is derived from conferences, held by clients of the Company. AOXY produces a CD-ROM of the conferences including the audio, video, graphics and/or verbatim transcripts of the conference. AOXY sells CD?s direct to the client and public, and/or sells advertisement space on the CD?s and produces the CD at no cost to the conference organizer. All CD?s are in HTML format and are directly linked to the Internet sites of AOXY and the Client. The sales efforts are conducted on the Internet and in the Santa Clarita CA location. In addition, the Company began selling event registrations for conferences where AOXY is producing CD-ROMS. The Company sells the events through fax broadcasting, direct mail, and telemarketing from Santa Clarita CA.
          In March 1998, AOXY began database management which includes managing client databases, assisting clients in effective marketing with databases, providing database information to clients, list rentals, and utilizing
and structuring databases for fax broadcasting. Currently the Company has the ability to fax broadcast or email broadcast to a large number of contacts.
     The Company continues it efforts to raise capital to support operations and growth, and is actively searching acquisition or merger with another company that would compliment AOXY or increase its earnings potential.

  CLIENT AND INDUSTRY REPRESENTATION
          During this reporting period, 7 client contracts were concluded. There were 4 active clients as of June 30, 1999. Because the company represents a variety of clients in a variety of industries, the operation of each client account is unique. In addition to the CD Production Clients of AOXY, AOXY has 2 active contracts for Database Management. AOXY fulfils these contracts by providing, selling, updating and/or renting database information.

  Y2K (YEAR 2000 PROBLEM)
     Y2K, or the Year 2000 Problem is a potential problem for computers whereby the system would not recognize the date 2000 as year 2000 but instead as 1900 due to the fact that the computer industry standard for dating was a 2 digit system and not 4 digits. Each date represented was the last two
digits of the year, i.e.: 1998 was 98.   This problem could render important
computer and communication systems inoperable which could have a significant effect on the Company's operations. The Company's current exposure to potential Y2K systems that could be affected include (but not limited to): computers, telephones, all forms of electronic communications, switches, routers, software, accounting software, banking, electricity, credit card processors, electronic data exchange, security systems, fax broadcasting software and hardware, database software, archives, data, records, and others.


     In an effort to minimize the Company's exposure to the potential Y2K problem, the Company has contacted each of our vendors to assess how Y2K will affect our operations. Although some vendors make verbal assurances of Y2K compliance, there can be no certainty that the systems that the Company use will not be affected. AOXY continues to examine the risks associated with its most reasonable worst case Year 2000 scenarios. Scenarios might include a possible but presently unforeseen failure of key supplier or customer business, processes, or systems. These situations could conceivably persist for some months after the millennium transition and could lead to possible revenue losses. The Company also may not have the applicable capital resources to correct or replace certain systems to be compliant with Y2K.
The Company may be able to replace or correct the Y2K problem within the organization, and still be affected by outside utilities and or vendors.

     The Company may not directly experience any effect from the Y2K problem, but the suppliers, vendors, clients or other associates of the Company, may be affected and could cause the Company harm by loss of clients, loss of contracts, inability to receive supplies, etc. The Y2K element alone could significantly alter the Company's operations and profitability.

  FORWARD LOOKING STATEMENTS

 Certain statements contained in this report, including statements concerning the Company's future and financing requirements, the Company's ability to obtain market acceptance of its products and the competitive market for sales of small production business? and other statements contained herein regarding matters that are not historical facts, are forward looking statements; actual results may differ materially from those set forth in the forward looking statements, which statements involve risks and uncertainties, including without limitation to those risks and uncertainties set forth in any of the Company's Registration Statement?s under the heading "Risk Factors" or any other such heading. In addition, historical performance of the Company should not be considered as an indicator for future performance, and as such, the future performance of the Company may differ significantly from historical performance.




ITEM 7.  FINANCIAL STATEMENTS

  ADVANCED OXYGEN TECHNOLOGIES, INC. FINANCIAL STATEMENTS;

Advanced Oxygen Technologies Inc.


Balance Sheet for the year ending


June 30, 1999




Assets




                          1999     1998

Current Assets

Cash                            (56,835)
                         54,057

Receivables                     161,064
                         61,203

Allowance for Doubtful Accounts(1,295)       0

Database Management Receivables       0
                         15,315

A/R Reserve                  0  (45,554)

Inventory                         3,525
                         6,759

Total Current Assets            $62,200
                         $136,039



Property and Equipment

Furniture and Fixtures           31,869
                         31,869

Office Equipment                 17,882
                         17,882

Equipment                        98,858
                         98,858

Capitalized Equipment            25,406
                         125,352

Other Depreciable Property      911,391
                         911,391

Accumulated Depreciation (187,887) (84,438)

Total Property and Equipment
                         $997,465 $1,000,968



Other Assets

Deposits                              0
                         4,093

Total Other Assets                   $0
                         $4,093



Total Assets             $1,137,59    7
                               $1,063,168



Liabilities and Capital




Current Liabilities

Accounts Payable                 66,490
                         179,930

Accrued Expenses             0   41,305

Sales Tax Payable                 1,649
                         2,577

Health Care Contributions         1,351
                         5,894

Due to Employees                      0
                         6,375

Federal payroll Taxes Payable    27,161
                         46,546

State Payroll Taxes payable       1,641
                         5,436

SUTA Tax payable          (140)    (220)

IMA Short Term Note      (1,800)       0

State Taxes Payable        800      800

Payable to Client            0   61,418

Deferred Commission Income    0    7,681

Total Current Liabilities
                         $245,617 $209,276



Long Term Liabilities

Note Payable Olsen           0    1,741

Capital Leases Obligation        23,637
                         123,583

NOTE Payable Crossfield          17,925
                         20,199

Note payable IMA             0  528,466

Other Long Term Liabilities           0
                         11,886

401k T Account                   15,001
                         58,226

Total Long Term Liabilities     586,770
                         213,895



Total Liabilities
                         $459,512 $796,046



Capital

Beginning Balance Equity         16,700
                         16,700

Preferred Stock             50       50

Common Stock                    296,403
                         296,403

Paid in Capital          20,398,63    1
                               20,398,631

Retained Earnings        (20,444,6   62)(20,187,362)


Net Income                     (257,300)
                         410,963

Total Capital
                         $678,085 $267,122



Total Liabilities & Capital
                         1,137,597 1,063,168

     STATEMENT OF OPERATIONS

Advanced Oxygen Technologies Inc.


Income Statement for the year ending


June 30, 1999




                          1999    1998



Revenues

Service Fees              0.00
                               1,395.00

Consulting
                       105,895.43 50,000.00

CA Registrations
                       346,234.17 9,799.01

CD Sales
                       142,617.46 150,726.70

Sponsor Sales
                       32,602.00 10,995.00

Client Contracts
                       12,190.19 58,434.05

Database Management             225.00
                       32,515.71

Commissions
                       69,099.00 31,254.00

Total Revenues
                       741,153.96 312,828.76



Cost of Sales

Cost of Product
                       10,681.24 12,709.00

Freight                (5,387.90)   0.00

Other                     0.00
                               2,113.78

Independent Contract commissions
                       42,864.77 105,647.00

Royalties                         0.22
                       16,008.53

Show Fees                 0.00
                               110,000.00

Amortization              0.00
                               75,949.00

Returns and Allowances  510.00    0.00

Total Cost of Sales
                       64,694.24 306,419.00



Gross Profit
                       676,459.72 6,409.76



Expenses

IC Reimbursable Expense 274.00   91.50

Advertising Expense    (4,992.54)
                               2,382.59


Accounting/Professional Fee32,952.50 4,107.30

Auto Expense            248.10
                               1,049.52

Bad Debt Expense       (45,554.00)
                               50,554.00

Bank Charges
                       17,024.48 2,487.35

Closing Costs
                       26,910.15 54,664.73

Commissions and Fees Expense
                       2,570.74 183,951.00

Consulting Expense        0.00
                               3,000.00

Credit Card Charges    (1,076.05)   0.00

Depreciation Expense
                       103,449.18 8,488.92

Dues and Subscriptions         (2,138.70)
                       1,756.19

Employee Benefits                48.50
                       3,001.23

Freight                 282.08  726.00

Interest Expense
                       28,252.07 8,857.92

Cleaning Expense        977.99
                               2,024.13

Legal & Professional Expense(26,117.32)
                               57,930.12

Maintenance Expense     718.00   45.99

Management Expenses       0.00  433.92

Moving Expense          996.36   48.47

Meal & Entertainment Expense 973.43
                               1,557.27

Misc. Expense             0.00
                               16,875.00

Office Expense                  951.64
                       2,905.93

Other Taxes               0.00  193.05

Payroll Tax Expense
                       16,949.81 4,017.82

Postage Expense
                       6,002.06 3,313.00

Printing and Reproduction
                       16,528.58 7,612.65

Professional Development   0.00   32.45

Professional Salaries Billable  40.00    0.00

Share/Transfer Agent expense
                       1,785.00 5,270.00

Professional            706.75  411.05
Salaries-Non Billable

Rent/Lease Expense
                       37,292.96 20,848.00

Computer & Equipment leases
                       40,962.23 12,236.85

Repairs Expense         550.00    0.00

Transcribing Expense
                       35,587.74 14,290.00

Salaries Expense
                       114,824.76 59,110.62

Employee Commission Expenses
                       9,372.00 1,491.02

Subcontract Fees
                       18,444.20 2,952.20

Temporary Employment      0.00  317.75

Supplies Expense
                       2,554.60 2,362.59

Computer Software Upgrades 726.36
                               3,651.61

Telephone Expense
                       53,505.99 18,193.64

Travel Expense
                       15,966.78 11,821.00

Utilities Expense
                       5,658.02 4,585.03

Wages Expense
                       72,231.74 9,989.90

Overtime Wage Expense   146.25    0.00

Other Expenses          464.54  360.00

State Tax Provision       0.00  800.00

Total Expenses
                       595,852.89 581,997.40



Extraordinary Income

Bad Receivables Income (201,629.62)   0.00

Commission Income         0.00
                               8,000.00

Interest Income         108.41    0.00

Other Income
                       5,914.26 17,187.50

12/97 Forgiveness off Debt   0.00
                               286,374.00

1/29/99 Forgiveness               0.00
of Debt                521,894.11

Shipping Charges Reimbursed
                       4069.35 6,726.00

Total Extraordinary Income
                       $830,357 $318,288



Net Income                     ($257,300)
                       $410,963

     STATEMENT OF CASH FLOW

Advanced Oxygen Technologies Inc.


Statement of Cash Flow


June 30, 1999


                                 1999

CASH FLOWS FROM OPERATING ACTIVITIES



NET INCOME
                            410,963.32



Adjustments to reconcile
net income to Net
Cash by operating activities

Accum. Depreciation
                            103449.18

Accounts Receivable
                            99,860.77

Allowance for Doubtful accounts 1,295.00

Database Management Receivable(15,315.33)

A/R Reserve                 (45,554.00)

Inventory                   (3,234.03)

Accounts Payable
                            113,439.64

Accrued Expenses            (41,305.00)

Sales Tax Payable              928.40

Health Care Contributions    4,543.12

Due to Employees             6,374.59

Federal Payroll Taxes Payable
                            19,384.72

State Payroll Taxes Payable  3,794.87

SUTA Tax Payable                79.75

IMA Short Term Note Payable (1,800.00)

Payable to Clients          (61,418.00)

Deferred Commission Income  (7,681.00)

Total Adjustments
                            176,842.68



Net Cash Provided By Operations
                            587,806.00



CASH FLOWS FROM INVESTING ACTIVITIES

Used For::

Capitalized Equipment       (99,946.40)

Deposits                    (4,092.50)



Net Cash used in investing  (104,038.90)



Cash Flows from Financing activities

Proceeds From:

Capital Leases Obligation
                            99,946.40

Notes Payable Jens Olsen     8,400.00

Note Payable Crossfield
                            23,273.75

Other Long Term Liabilities  1,259.45

401K T account
                            58,226.45

Preferred Stock
                            10,000.00



Used For:

Notes Payable Olsen         (10,140.50)

Notes Payable Crossfield    (21,000.00)

Note Payable IMA            (528,466.48)

Other Long Term Liabilities (4,374.50)

Preferred Stock             (10,000.00)





Net Cash used in Financing  (372,875.43)



Net Increase (decrease) in cash
                            110,891.67



Summary:



Cash Balance at End of Period
                            54,057.09

Cash Balance at Beginning    6,098.94
of Period



Net Increase (decrease) in cash
                            60,156.03


     STATEMENT OF SHAREHOLDER?S EQUITY

Advanced Oxygen Technologies Inc.


Statement of Shareholder's Equity


For the Year ended June 30, 1999




                        BalancePurchase of              Balance
                               IMA Note

                          June And Preferred SharesNet IncomeJune 30, 1999
                       30, 1998

                Shares   5,000                           5,000
Preferred StockSeries 2

                Amount     $50                             $50

                Shares             (1,670,000)               0
          Series 3    1,670,000

                Amount $16,700                         $16,700

                Shares       2                               2
          Series 4

                Amount      $0                              $0

                Shares       1                               1
          Series 5

                Amount      $0                              $0

Treasury StockPreferredShares       0      1,670,000
                                                     1,670,000

                Amount      $0                              $0

Common Stock    Shares
                      29,640,252                     29,640,252

                Amount                                $296,403
                      $296,403

          Paid InCapital
Additional            $20,398,631                    $20,398,631

          Deficit     ($20,187,362)                  ($19,276,399)
Accumulated                                   410,963

                      (257,300)                       $678,085
                Total


ITEM 8. Changes in and Disagreements with Accounts on Accounting and Financial Disclosure

The Company has no disagreements with accountants on accounting and financial disclosure. During this time AOXY has engaged Singer, Lewak Greenbaum & Goldstein, LLP, 10960 Wilshire Blvd, Los Angeles, CA 90024 and Bernstein Pinchuk & Kaminsky, LLP, Seven Penn Plaza, New York, NY, 10001

     PART III

ITEM 9.Directors and Officers of the Registrant
     Set forth below is information regarding the Company?s directors and executive officers, including information furnished by them as to their principal occupations for the last five years, other directorships held by them and their ages as of June 30, 1999. All directors are elected for one-year
terms, which expire as of the date of   the Company's annual meeting.

Name                Age       Positions           Director Since
Robert E. Wolfe                                    36        Chairman of the
Board and        1997
                                                    Chief Executive Officer


Joseph N. Noll            76        Director  1997

Robert Wolfe has been the Chairman and CEO for AOXY, Inc. since 1997. Concurrently he has been the President and CEO of Crossfield, Inc. and Crossfield Investments, llc , both corporate consulting companies. From 1992-1993 he was Vice President and partner for CFI, NY Ltd. A Subsidiary of Corporate Financial Investments, PLC, London.

Joseph N. Noll has been a director of the Company since 1997.Mr. Noll was president and CEO of Franco Machine Corp (a manufacturer of machine tools) for 25 years. Mr. Noll was the Secretary of the State of Wisconsin department of Labor, Industry and Human Relations, from 1983 to 1985. Mr. Noll was also President and CEO of Columbia Car Company, a manufacturer of golf carts.

ITEM 10.  Executive Compensation

Robert Wolfe, Chairman and CEO has waived his $250,000 annual for the year ending June 30, 1999. No officer or director received any compensation from the Company during the last fiscal year. The Company paid no bonuses in the last three fiscal years ended June 30, 1999 to officers or other employees. Prior to the Stock Acquisition of December 12, 1998, the Company's Chief executive officer and Chairman of the Board was Harry Edelson. Mr. Edelson received no compensation during the fiscal year ending June 30, 1999.

The following table sets forth the total compensation paid or accrued to its Chief Executive Officer, Robert E. Wolfe and former Chief Executive officer Harry Edelson during the fiscal year ending June 30, 1999. There were no other corporate officers in any of the last three fiscal years.

Executive Compensation


Name   Yr   Salary Bonus Other    RestrictedAwardsLTIPAll  Other
                         Compen-           Pay    Security
                         sation            outs

Harry  ?99  0      0     0        0        0      0        0
Edelson

Robert ?99  0      0     0        0        0      0        0
Wolfe



OPTION GRANTS DURING 1999; VALUE OF OPTIONS AT YEAR-END

The following tables set forth certain information covering the grant of options to the Company's Chief Executive Officer, Mr. Robert E. Wolfe and the former Chief Executive Officer, Mr. Harry Edelson during the fiscal year ended June 30, 1999 and unexercised options held as of that date. Neither Mr. Wolfe or Mr. Edelson exercised any options during fiscal 1998.

Name         # Securities % of Total    Exercise PriceExpiration Date
             underlying   Options to
             Option       Employer

Harry Edelson0            0             n/a          n/a

Robert Wolfe 0            0             n/a          n/a



Compensation Committee Report

The Compensation Committee of the Board of Directors was responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. Mr. Wolfe and Mr. Noll, who comprise the Compensation Committee are employee and non-employee directors respectively.

Compensation Philosophy

The general philosophy of the Company's compensation program, which has been reviewed and endorsed by the Committee, was to provide overall competitive compensation based on each executive's individual performance and the Company's overall performance.

There are two basic components in the Company's executive compensation program: (i) base salary and (ii) stock option awards.

Base Salary

Executive Officers' salaries are targeted at the median range for rates paid by competitors in comparably sized companies. The Company recognizes the need to attract and retain highly skilled and motivated executives through a competitive base salary program, while at the same time considering the overall performance of the Company and returns to stockholders.

Stock Option Awards

With respect to executive officers, stock options are generally granted on an annual basis, usually at the commencement of the new fiscal year. Generally, stock options vest ratably over a four-year period and the executive must be employed by the Company in order to vest the options. The Compensation Committee believes that the stock option grants provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. The option grants are issued at no less than 85% of the market price of the stock at the date of grant, hence there is incentive on the executive's part to enhance the value of the stock through the overall performance of the Company.

Compensation Pursuant to Plans

The Company has three plans (the "Plans") under which its directors, executive officers and employees may receive compensation. The principal features of the 1981 Long-Term Incentive Plan (the "1981 Plan"), the 1988 Stock Option Plan (the "1988 Plan"), and the Non-Employee Director Plan
(the "Director Plan") are described below. During the fiscal year ended June 30, 1994, the Company terminated its tax qualified cash or deferred profit-sharing plan (the "401(k) Plan"). During fiscal 1998, no executive officer received compensation pursuant to any of the Plans except as described below.

The 1981 and 1988 Plans

The purpose of the 1981 Plan and 1988 Plan (the "Option Plans") is to provide an incentive to eligible directors, consultants and employees whose present and potential contributions to the Company are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business.

 The 1981 Plan

The 1981 Plan was adopted by the Board of Directors in May 1981 and approved by the Company's stockholders in March 1982. A total of 500,000 shares have been authorized for issuance under the 1981 Plan. With the adoption of the 1988 Plan, no additional awards may be made under the 1981 Plan. As a result, the shares remaining under the 1981 Plan are now available solely under the 1988 Plan. Prior to its termination, the 1981 Plan provided for the grant of the following five types of awards to employees (including officers and directors) of the Company and any subsidiaries: (a) incentive stock rights, (b) incentive stock options, (c) non-statutory stock options, (d) stock appreciation rights, and (e) restricted stock. The 1981 Plan is administered by the Compensation Committee of the Board of Directors.


The 1988 Plan

The 1988 Plan provides for the grant of options to purchase Common Stock to employees (including officers) and consultants of the Company and any parent or subsidiary corporation. The aggregate number of shares which remained available for issuance under the 1981 plan as of the effective date of the 1988 Plan plus an additional 500,000 shares of Common Stock.

Options granted under the 1988 Plan may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Compensation Committee. The exercise price of options granted under the 1988 Plan may not be less than 85% of the fair market value of the Common Stock on the date of the grant and the maximum period during which any option may be paid in cash, in shares if the Company's Common Stock or through a broker-dealer same-day sale program involving a cash-less exercise of the option. One or more optionees may also be allowed to finance their option exercises through Company loans, subject to the approval of the Compensation Committee.

Issuable Shares

As of September 20, 1995, approximately 374,000 shares of Common Stock had been issued upon the exercise of options granted under the Option Plans, no shares of Common Stock were subject to outstanding options under the Options Plans and 626,000 shares of Common Stock were available for issuance under future option grants. From July 1, 1991 to September 20, 1995, options were granted at exercise prices ranging from $1.22 to $8.15 per share. The exercise price of each option was equal to 85% of the closing bid price of Company's Common Stock as reported on the NASDAQ Over the Counter Bulletin Board Exchange. Due to employee terminations, all options became void in August 1995. As of September 30, 1999 1,000,000 shares of Common Stock were available for issuance under future option grants.

Board of Directors Compensation

As of June 30, 1999 the directors did not receive any compensation for serving as members of the Board.

In addition to any cash compensation, non-employee directors also are eligible to participate in the Non-Employee Director Stock Option Plan and to receive automatic option grants thereunder. The Director Plan provides for periodic automatic option grants to non-employee members of the Board. An individual who is first elected or appointed as a non-employee Board member receives an annual automatic grant of 25,000 shares plus the first annual grant of 5,000 shares, and will be eligible for subsequent 5,000 share grants at the second Annual Meeting following the date of his initial election or appointment as a non-employee Board member.

During the fiscal year ended June 30, 1999, no options were granted to non-employee Board members.

ITEM 11.  Security Ownership of Certain Beneficial Owners and
Management

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 30, 1999, by ( i ) all those known by the Company to be beneficial owners of more than 5% of its Common Stock; ( ii ) all directors; and ( iii ) all officers and directors of the Company as a group.

Beneficial Ownership

Name and Address of                 Shares   Fully Diluted Percent
Beneficial Owner

Crossland, Ltd. (Belize)  6,312,500     21.30%
60 Market Square
PO Box 364
Belize City, Belize, Central America

Eastern Star, Ltd.                           5,937,500          20.03%
104B Saffrey Square
Bank Lane and Bay Street
Box N-1612
Nassau, Bahamas

Coastal Oil, Ltd.                            5,937,500            20.03%
40 Santa Rita Road
Corazal, Belize, Central America

Crossland, Ltd.                                   5,937,500           20.03%
104B Saffrey Square
Nassau, Bahamas

Robert E. Wolfe                                      50,000             0.17%

Joseph Noll                             0             0.00%


Note:
AOXY Purchase 1,670,000 Preferred Shares of Advanced Oxygen
Technologies, Inc from IMA (see Purchase Agreement, 1/29/99) and includes shares of convertible, preferred stock, par value $.01, having the aggregate value of $1,440,000.00 w/fixed annual dividends of $0.001 per share payable on January 1 of each year; with an automatic conversion on 3/2/2000 of each share of preferred stock into either a) 1 share of common stock, par value $.01 per share if the average closing price of the common stock during the 10 trading days immediately prior to March 1, 2000 is equal to or greater than $0.66 per share or (b) 1 ? shares of common stock if the average closing price of the common stock during the 10 trading days immediately prior to March 1, 2000 is less than $0.66 per share. If on the conversion date the aggregate value of the common stock into which the preferred shares are converted is less than $500,000, then the Company could be caused to redeem the converted shares for the aggregate sum of $500,000 upon receiving notice of intention to redeem the converted shares within 10 business day. This stock is now treasury stock.

ITEM 12.  Certain Relationships and Related Transactions

The Company's transactions with its officers, directors and affiliates have been and such future transactions will be, on terms no less favorable to the company than could have been realized by the Company in arms-length transactions with non-affiliated persons and will be approved by a majority of the independent disinterested directors.

ITEM 13.  Exhibits and Reports on Forms 8-K

Exhibits

Material Contracts

     1981 Long-Term Incentive Plan, as amended in September 1988, incorporated herein by reference to Appendix A to the Registrant's 1986 definitive Proxy Statement.

     a) 1988 Stock Option Plan, incorporated by reference to the Registrant's 1988 definitive Proxy Statement filed pursuant to Regulation 14A
     b)  Non-Employee Director Stock Option Plan incorporated by reference to the Registrant's report on Form 10-K for the fiscal year ended June 30,
1993
     c)  Patent Purchase Agreement between Advanced Oxygen Technologic
Inc., and Grace-Conn, dated February 10, 1995 incorporated by reference to the Registrant's 1995 definitive Proxy Statement filed pursuant to Regulation 14A.
     d) Contingent Plan of Liquidation dated February 10, 1995, incorporated by reference to the Registrant's 1995 definitive Proxy Statement filed pursuant to Regulation 14 A
     e) Stock Acquisition Agreement dated December 18, 1997 incorporated by reference to the Registrant's report on form 8-K as Exhibit A
     f) Purchase Agreement of December 18, 1997 incorporated by reference to the Registrant's report on form 8-K as Exhibit B
     g) Waiver Agreement incorporated by reference to the Registrant's report on form 8-K as Exhibit C
     h) Trust Agreement incorporated by reference to the Registrant's report on form 8-K dated, December 18, 1997 as Exhibit D
     i) Assignment and Assumption Agreement incorporated by reference to the Registrant's report on form 8-K dated, December 18, 1997 as Exhibit D
     j) Agreement For Purchase & Sale Of Specified Business Assets incorporated by reference to the Registrant's report on form 8-K dated March 09, 1998 as Exhibit 1
     k) Covenant of Non-Competition incorporated by reference to the Registrant's report on form 8-K dated March 09, 1998 as Exhibit B
     l) Promissory Note of March 09, 1998 incorporated by reference to the Registrant's report on form 8-K dated March 09, 1998 as Exhibit C
     m) Security Agreement of March 09, 1998 incorporated by reference to the Registrant's report on form 8-K dated March 09, 1998 as Exhibit D
     n) Employment Agreement, John Teuber, incorporated by reference to the Registrant's report on form 8-K dated March 09, 1998 as Exhibit F
     o)  Employment Agreement, Nancy Gaylord, dated March 13, 1998 attached hereto as Exhibit 1
  p) America United Lease, dated September 23, 1998 incorporated by reference to the Registrant?s report form 10-QSB dated November 16, 1998
  q) NEC Lease, date November 10, 1998, incorporated by reference to the Registrant?s report form 10-QSB dated January 28, 1999 as Exhibit I.
  r) Purchase Agreement of 1/29/99, dated January 29, 1999, incorporated by reference to the Registrant?s report form 8-K dated February 17, 1999 as
Exhibit I

      REPORTS ON FORM 8-K

     A report on Form 8-K was filed on January 16, 1998 and reported under
Item 1 that all directors and officers of AOXY resigned on December 18,
1997 and Robert E. Wolfe and Joseph N. Noll were elected as directors and
Mr. Wolfe was appointed president in association with the transaction of December 18, 1997 of the Stock Acquisition Agreement, the Purchase
Agreement, the Waiver Agreement and the Trust Agreement (all exhibited
thereto).   Under Item 2 that certain royalty rights and liabilities related to technology AOXY sold to a third party was transferred to a trust for the benefit of the AOXY shareholders of record of date. Further reported under
Item 7 was the sale of 23,750,000 shares of AOXY common stock as of December 18, 1997 that were not registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Rule
903 ( c ) (2) of Regulation S. for consideration of $60,000 cash and $177,500 in consulting services.

A report on Form 8-K was filed on February 17, 1999 and reported under
Item 2 the Purchase of Specified Assets from Integrated Marketing Agency,
Inc. The assets purchased consisted of 1,670,000 shares of convertible preferred stock of Advanced Oxygen Technologies, Inc. ("STOCK") and a $550,000 promissory note issued by Advanced Oxygen Technologies, Inc
("Note") from Integrated Marketing Agency, Inc.("IMA"). The terms of the Purchase Agreement were: AOXY payed $15,000 to IMA, assumed a Citicorp Computer Equipment Lease, #010-0031648-001 from IMA, delivered to IMA certain tangible business property (as listed in Exhibit A of the Purchase Agreement), executed a one year $5,000 promissory note with IMA, and delivered to IMA a Request For Dismissal of case #PS003684 (restraining order) filed in Los Angeles county superior court. IMA sold, transferred, and delivered to AOXY the Stock and the Note. IMA sold, transferred, assigned and delivered the Note and the Stock to AOXY, executed documents with Citicorp Leasing, Inc. to effectuate an express assumption by AOXY of the obligation under lease #010-0031648-001 in the amount of $44,811.26, executed a UCC2 filing releasing UCC-1 filing #9807560696 filed by IMA on March 13, 1998, and delivered such documents as required. In addition, both IMA and AOXY provided mutual liability releases for the other.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant):  ADVANCED OXYGEN TECHNOLOGIES,
INC.

     Date: October 13, 1999  By (Signature and Title):

                                      /s/ Robert E. Wolfe /s/
                                      -----------------
                                      Robert E. Wolfe
                                      President
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: October 13, 1999           By (Signature and title):

                                       /s/Joseph Noll /s/

                                   -------------------------
                                       Joseph N. Noll
                                       Director